                                                                    EXHIBIT 99.1

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 1
Case Number: 99-01141PJW THRU 99-01146PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING SEPTEMBER 30, 1999

-------------------------------------------------------------------------------
Required Attachments:                        Document  Previously   Explanation
                                             Attached   Submitted    Attached

1.      Tax Receipts                            (X)        ( )          ( )

2.      Bank Statements                         (X)        ( )          ( )

3.      Most recently filed
        Income Tax Return                       ( )        (X)          ( )

4.      Most recent Annual Financial            ( )        (X)          ( )
        Statements prepared by Accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Michael Montevideo                  Sr. Vice President and CFO
----------------------------------      ---------------------------------------
Signature of Responsible Party          Title

Michael Montevideo                      October 28, 1999
----------------------------------      ---------------------------------------
Printed Name of Responsible Party       Date

PREPARER:

/s/ Joseph Artino                       Vice President - Finance
----------------------------------      ---------------------------------------
Signature of Preparer                   Title

Joseph Artino                           October 28, 1999
----------------------------------      ---------------------------------------
Printed Name of Preparer                Date


ALL CHAPTER 11 DEBTORS MUST FILE THIS REPORT WITH THE COURT AND SERVE A COPY ON THE UNITED STATES TRUSTEE NO LATER THAN THE 15TH DAY OF THE MONTH FOLLOWING THE END OF THE MONTH COVERED BY THE REPORT.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 2
Case Number: 99-01141PJW THRU 99-01146PJW                        Third Quarter

                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------
ASSETS                                                        MONTH             MONTH                 MONTH
---------------------------------------------------------------------------------------------------------------
                                                             July 31,         August 31,          September 30,
                                                               1999              1999                  1999
---------------------------------------------------------------------------------------------------------------
1.      Cash                                               $    1,106         $      198             $      291
---------------------------------------------------------------------------------------------------------------
2.      Accounts Receivable (Net)                               6,598              7,344                  8,156
---------------------------------------------------------------------------------------------------------------
3.      Inventory, net (lower of cost or market)               10,026              9,889                 10,035
---------------------------------------------------------------------------------------------------------------
4.      Note Receivable                                         1,873              1,990                  1,690
---------------------------------------------------------------------------------------------------------------
5.      Prepaid Expenses and Raw Material Deposits              3,636              2,630                  2,550
---------------------------------------------------------------------------------------------------------------
6.      Other (Attach List)
---------------------------------------------------------------------------------------------------------------
7.      Total Current Assets                               $   23,239         $   22,051             $   22,722
===============================================================================================================
8.      Property, Plant & Equipment                            31,075             30,972                 31,095
---------------------------------------------------------------------------------------------------------------
9.      Less:  Accumulated Depreciation/Depletion             (15,217)           (15,430)               (15,690)
---------------------------------------------------------------------------------------------------------------
10.     Net Property, Plant & Equipment                        15,858             15,542                 15,405
---------------------------------------------------------------------------------------------------------------
11.     Due from Affiliates & Insiders                          2,386              2,386                  2,386
---------------------------------------------------------------------------------------------------------------
12.     Intangibles (Attach List)                              48,482             48,236                 47,983
---------------------------------------------------------------------------------------------------------------
13.     Other (Attach List)                                     7,852              7,435                  7,191
---------------------------------------------------------------------------------------------------------------
14.     Total Assets                                       $   97,817         $   95,650             $   95,687
===============================================================================================================
POST-PETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
15.     Accounts Payable                                   $    2,458         $    1,622             $    2,041
---------------------------------------------------------------------------------------------------------------
16.     Taxes Payable
---------------------------------------------------------------------------------------------------------------
17.     Notes payable
---------------------------------------------------------------------------------------------------------------
18.     Professional Fees
---------------------------------------------------------------------------------------------------------------
19.     Secured Debt                                            5,184              6,791                  9,634
---------------------------------------------------------------------------------------------------------------
20.     Due to Affiliates & Insiders
---------------------------------------------------------------------------------------------------------------
21.     Other (Attach List)                                     1,296              1,310                  1,321
---------------------------------------------------------------------------------------------------------------
22.     Total Post-petition Liabilities                    $    8,938         $    9,723             $   12,996
===============================================================================================================
PRE-PETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
23.     Secured Debt                                       $   55,182         $   55,180             $   55,180
---------------------------------------------------------------------------------------------------------------
24.     Priority Debt                                           1,319              1,232                  1,189
---------------------------------------------------------------------------------------------------------------
25.     Unsecured Debt                                        193,087            193,280                193,226
---------------------------------------------------------------------------------------------------------------
26.     Other (Attach List)
---------------------------------------------------------------------------------------------------------------
27.     Total Pre-petition Liabilities                     $  249,588         $  249,692             $  249,595
---------------------------------------------------------------------------------------------------------------
28.     Total Liabilities                                  $  258,526         $  259,415             $  262,591
===============================================================================================================
EQUITY
---------------------------------------------------------------------------------------------------------------
29.     Owner's Pre-petition Equity                          (153,713)          (153,715)              (153,715)
---------------------------------------------------------------------------------------------------------------
30.     Post-petition Cumulative Profit or (Loss)              (6,996)           (10,050)               (13,189)
---------------------------------------------------------------------------------------------------------------
31.     Total Equity (Deficit)                               (160,709)          (163,765)              (166,904)
---------------------------------------------------------------------------------------------------------------
32.     Total Liabilities & Owners' Equity                 $   97,817         $   95,650             $   95,687
===============================================================================================================

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-15
Case Number: 99-01141PJW THRU 99-01146PJW

                                ACCOUNTS PAYABLE
                        (UNAUDITED, DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------
                                                              MONTH             MONTH              MONTH
-------------------------------------------------------------------------------------------------------------
                                                             July 31,         August 31,        September 30,
                                                               1999              1999               1999
-------------------------------------------------------------------------------------------------------------
Accounts Payable - Trade                                     $ 1,876           $   416            $   732
-------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                 169               721                805
-------------------------------------------------------------------------------------------------------------
Post-petition Accrued Interest on Pre-petition Debt
and DIP financing                                                279               266                181
-------------------------------------------------------------------------------------------------------------
Accrued Sales Tax (Post-petition)                                 55                76                 94
-------------------------------------------------------------------------------------------------------------
Accrued Rebates/Royalties Post-petition                           36               128                207
-------------------------------------------------------------------------------------------------------------
Accrued Insurance                                                 43                15                 22
-------------------------------------------------------------------------------------------------------------
Total Accounts Payable:                                      $ 2,458           $ 1,622            $ 2,041
                                                             =======           =======            =======

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-19

Case Number: 99-01141PJW THRU 99-01146PJW

                    POST-PETITION LIABILITIES - SECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
                                                         MONTH            MONTH                MONTH
--------------------------------------------------------------------------------------------------------
                                                       July 31,         August 31,         September 30,
                                                         1999              1999                1999
--------------------------------------------------------------------------------------------------------
DIP Financing (Revolving line of credit)              $  5,184         $     6,791           $  5,634
--------------------------------------------------------------------------------------------------------
DIP Financing (Term Loan D)                                  0                   0              4,000
--------------------------------------------------------------------------------------------------------
Total Post-petition secured debt                      $  5,184         $     6,791           $   9,634
                                                      ========         ===========           =========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-21
Case Number: 99-01141PJW THRU 99-01146PJW

                        POST-PETITION LIABILITIES - OTHER
                        (UNAUDITED, DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------
                                                         MONTH            MONTH                MONTH
---------------------------------------------------------------------------------------------------------
                                                       July 31,         August 31,         September 30,
                                                         1999              1999                1999
---------------------------------------------------------------------------------------------------------
Accrued Salary, Wages, Payroll Taxes                $     1,155         $    1,067           $    835
---------------------------------------------------------------------------------------------------------
Accrued commissions                                          81                148                150
---------------------------------------------------------------------------------------------------------
Accrued Worker's Compensation                                 0                  0                196
---------------------------------------------------------------------------------------------------------
Withheld 401-K contributions                                 42                 74                 71
---------------------------------------------------------------------------------------------------------
Withheld Flex spending contributions                         15                 17                 22
---------------------------------------------------------------------------------------------------------
Withheld taxes and garnishments                               3                  4                  3
---------------------------------------------------------------------------------------------------------
Accrued (Post-petition) vacation liability                    0                  0                 44
---------------------------------------------------------------------------------------------------------
Total Other:                                        $     1,296         $    1,310           $  1,321
                                                    ===========         ==========           ========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-23
Case Number: 99-01141PJW THRU 99-01146PJW

                     PRE-PETITION LIABILITIES - SECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
                                                         MONTH            MONTH                MONTH
--------------------------------------------------------------------------------------------------------
                                                       July 31,         August 31,         September 30,
                                                         1999              1999                1999
--------------------------------------------------------------------------------------------------------
Revolving Line of Credit (Principle Only)              $37,000            $37,000               $37,000
--------------------------------------------------------------------------------------------------------
Term Loan A (Principle Only)                            13,499             13,499                13,499
--------------------------------------------------------------------------------------------------------
Term Loan B (Principle Only)                             1,300              1,300                 1,300
--------------------------------------------------------------------------------------------------------
Term Loan C (Principle Only)                               340                340                   340
--------------------------------------------------------------------------------------------------------
Building Mortgage (Principle Only)                       3,000              3,000                 3,000
--------------------------------------------------------------------------------------------------------
Capitalized Equipment Leases - Current portion              16                 15                    15
--------------------------------------------------------------------------------------------------------
Capitalized Equipment Leases  - Long term portion           27                 26                    26
--------------------------------------------------------------------------------------------------------
Total Secured Debt:                                    $55,182            $55,180               $55,180
                                                       =======            =======              ========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-24
Case Number: 99-01141PJW THRU 99-01146PJW

                    PRE-PETITION LIABILITIES - PRIORITY DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
                                                         MONTH            MONTH                MONTH
--------------------------------------------------------------------------------------------------------
                                                       July 31,      August 31, 1999       September 30,
                                                         1999                                  1999
--------------------------------------------------------------------------------------------------------
Accrued Vacation Liability                             $1,258            $1,197               $1,189
--------------------------------------------------------------------------------------------------------
Accrued Commissions                                         0                 0                    0
--------------------------------------------------------------------------------------------------------
Accrued Workers' Compensation                              61                35                    0
--------------------------------------------------------------------------------------------------------
Withheld Taxes and Garnishments                             0                 0                    0
--------------------------------------------------------------------------------------------------------
Total Priority Debt:                                   $1,319            $1,232               $1,189
                                                       ======            ======               ======

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-25
Case Number: 99-01141PJW THRU 99-01146PJW

                    PRE-PETITION LIABILITIES - UNSECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------
                                                           MONTH            MONTH               MONTH
---------------------------------------------------------------------------------------------------------
                                                          July 31,        August 31,        September 30,
                                                            1999             1999                1999
---------------------------------------------------------------------------------------------------------
Sr. Subordinated Notes (Principle only)                   $108,635        $108,635             $108,635
---------------------------------------------------------------------------------------------------------
Convertible Debentures  (Principle only)                    50,000          50,000               50,000
---------------------------------------------------------------------------------------------------------
Accounts payable - Trade                                    11,567          11,643               11,395
---------------------------------------------------------------------------------------------------------
Accrued Expenses                                             4,964           4,882                4,880
---------------------------------------------------------------------------------------------------------
Accrued Interest on Pre-petition Debt                       12,948          13,227               13,493
---------------------------------------------------------------------------------------------------------
Accrued Rebates/Royalties/Warranty Reserve                     533             533                  533
---------------------------------------------------------------------------------------------------------
Accrued property/Income Taxes                                1,111           1,111                1,111
---------------------------------------------------------------------------------------------------------
Restructuring Liability Accrued - Current Portion              300             300                  300
---------------------------------------------------------------------------------------------------------
Restructuring Liability Accrued - Long Term Portion            549             521                  521
---------------------------------------------------------------------------------------------------------
Deferred MicroSpan Royalty Income                            1,000           1,000                  954
---------------------------------------------------------------------------------------------------------
Accrued Executory Acquisition Contracts                      1,463           1,419                1,395
---------------------------------------------------------------------------------------------------------
Other                                                           17               9                    9
---------------------------------------------------------------------------------------------------------
Total Unsecured Debt:                                     $193,087        $193,280             $193,226
                                                          ========        ========             ========

(1) Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                  ACCRUAL BASIS - 3
Case Number:   99-01141PJW THRU 99-01146PJW                      Third Quarter

                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------
                                                           MONTH            MONTH               MONTH
---------------------------------------------------------------------------------------------------------
                                                          July 31,        August 31,        September 30,
                                                            1999             1999                1999
---------------------------------------------------------------------------------------------------------
1.    Gross Revenue                                       $  2,994        $  3,374             $  3,114
---------------------------------------------------------------------------------------------------------
2.    Less: Returns & Discounts
---------------------------------------------------------------------------------------------------------
3.    Net Revenue                                         $  2,994        $  3,374             $  3,114
---------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------
4.    Beginning Inventory
---------------------------------------------------------------------------------------------------------
5.    Add: Purchases
---------------------------------------------------------------------------------------------------------
6.    Less: Ending Inventory
---------------------------------------------------------------------------------------------------------
7.    Cost of Goods Sold                                  $  2,285        $  2,492             $  2,279
---------------------------------------------------------------------------------------------------------
8.    Gross Profit                                        $    709        $    882             $    835
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
9.    Officer/Insider Compensation                        $               $
---------------------------------------------------------------------------------------------------------
10.   Direct Labor/Salaries
---------------------------------------------------------------------------------------------------------
11.   Payroll Taxes
---------------------------------------------------------------------------------------------------------
12.   Rent & Lease Expense
---------------------------------------------------------------------------------------------------------
13.   Insurance
---------------------------------------------------------------------------------------------------------
14.   Depreciation/Depletion/Amortization                      238             270                  291
---------------------------------------------------------------------------------------------------------
15.   General & Administrative                               2,390           2,705                2,485
---------------------------------------------------------------------------------------------------------
16.   Other (Attach List)
---------------------------------------------------------------------------------------------------------
17.   Total Operating Expenses                            $  2,628        $  2,975             $  2,776
---------------------------------------------------------------------------------------------------------
18.   Operating Income                                    $ (1,919)       $ (2,093)            $ (1,941)
---------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------
19.   Other Income (Attach List)                                 0              13                   41
---------------------------------------------------------------------------------------------------------
20.   Other Expenses (Interest Expense)                        853             889                  886
---------------------------------------------------------------------------------------------------------
21.   Interest Income                                           10               8                   10
---------------------------------------------------------------------------------------------------------
22.   Other (Attach List) License Fee                            0             450                    0
---------------------------------------------------------------------------------------------------------
23.   Net Other Income & Expenses                         $   (843)       $   (418)            $   (835)
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
24.   Professional Fees                                   $     14        $    507             $    312
---------------------------------------------------------------------------------------------------------
25.   U.S. Trustee Fees                                         14               9                    4
---------------------------------------------------------------------------------------------------------
26.   Other (Attach List)                                       23              27                   47
---------------------------------------------------------------------------------------------------------
27.   Total Reorganization Expenses                       $     51        $    543             $    303
---------------------------------------------------------------------------------------------------------
28.   Income Tax
---------------------------------------------------------------------------------------------------------
29.   NET PROFIT (LOSS)                                   $ (2,813)       $ (3,054)            $ (3,139)
---------------------------------------------------------------------------------------------------------

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 3-15
Case Number: 99-01141PJW THRU 99-01146PJW

                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------
                                                           MONTH            MONTH               MONTH
---------------------------------------------------------------------------------------------------------
                                                          July 31,        August 31,        September 30,
                                                            1999             1999                1999
---------------------------------------------------------------------------------------------------------
Operating Expenses:
---------------------------------------------------------------------------------------------------------
   Research and Development                               $    290        $    345            $     143
---------------------------------------------------------------------------------------------------------
   Selling                                                     727           1,002                  884
---------------------------------------------------------------------------------------------------------
   Customer Service                                             23              23                   31
---------------------------------------------------------------------------------------------------------
   Marketing                                                   284             201                  291
---------------------------------------------------------------------------------------------------------
   International                                                83             163                  167
---------------------------------------------------------------------------------------------------------
   Regulatory Affairs                                            0               0                    0
---------------------------------------------------------------------------------------------------------
   G&A - Operations                                            342             327                  398
---------------------------------------------------------------------------------------------------------
   Information systems                                         160             157                  136
---------------------------------------------------------------------------------------------------------
   Finance                                                     139             158                  149
---------------------------------------------------------------------------------------------------------
   Human Resources                                              39              32                   38
---------------------------------------------------------------------------------------------------------
   Corporate Facilities                                         50              82                   34
---------------------------------------------------------------------------------------------------------
   Corporate Insurance                                          49              47                   47
---------------------------------------------------------------------------------------------------------
   Investor Relations                                            9               9                    9
---------------------------------------------------------------------------------------------------------
   Chairman                                                    104              99                   93
---------------------------------------------------------------------------------------------------------
   Aviation                                                      2               0                   (9)
---------------------------------------------------------------------------------------------------------
   Legal                                                        67              39                   55
---------------------------------------------------------------------------------------------------------
   New business development                                     22              21                   19
---------------------------------------------------------------------------------------------------------
Total Operating Expenses:                                 $  2,390        $  2,705             $  2,485
                                                          ========        ========             ========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 3-26
Case Number: 99-01141PJW THRU 99-01146PJW

                         REORGANIZATION EXPENSES - OTHER
                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------
                                                           MONTH            MONTH               MONTH
---------------------------------------------------------------------------------------------------------
                                                          July 31,        August 31,        September 30,
                                                            1999             1999                1999
---------------------------------------------------------------------------------------------------------
Bar/Hearing Date Publication Fees                         $      9        $      0             $     11
---------------------------------------------------------------------------------------------------------
Trustee of Sr. Subordinated Notes Legal Fees                     8               0                    0
---------------------------------------------------------------------------------------------------------
Public Relation Services                                         6              (2)                   1
---------------------------------------------------------------------------------------------------------
Trustee of Convertible Debenture Legal Fees                      0              15                    0
---------------------------------------------------------------------------------------------------------
Bankruptcy Services, Inc./Solicitation Agent                     0              14                    5
---------------------------------------------------------------------------------------------------------
Printing Plan, Disclosure Statement, Ballots                     0               0                   30
---------------------------------------------------------------------------------------------------------
Total Reorganization Expenses - Other:                    $     23        $     27             $     47
                                                          ========        ========             ========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.
Case Number: 99-01141PJW THRU 99-01146PJW
Reporting September 1, 1999 thru September 30, 1999

Summary of Disbursements by legal entity

IMAGYN MEDICAL TECHNOLOGIES OF CALIFORNIA (IMTI-CALIF):

Wells Fargo                             A/C 4759-011166         $1,430,766.81
Wells Fargo                             A/C 4660035791             176,632.88
Old Kent Bank                           A/C 1319982              1,218,289.82
US Bank                                 A/C 152100007367           213,327.21
Barclays Bank                           A/C 50530689                27,539.61
Wells Fargo Payroll Accounts            A/C 4660035734           1,831,484.35
Fleet Bank Healthcare Disbursements     A/C 0002297401             110,000.00
                                                                -------------
Total Disbursements IMTI-Calif                                  $5,008,041.28
                                                                =============

OSBON MEDICAL SYSTEMS, INC.:

Wells Fargo                             A/C 4759-011299         $   51,789.10
                                                                =============

IMAGYN MEDICAL, INC.:

Silicon Valley                          A/C 600247170           $      140.00
                                                                =============

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW          Bank: Wells Fargo
                                                     Account No.: 4759-011166
                                                     Page 1 of 17
                                                     Account Type: Zero Balance
                                                     Disbursement - Corporate

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH              MONTH
---------------------------------------------------------------------------------------------------------
DISBURSEMENTS                                       July 31, 1999    August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                        (147,232.16)      (343,418.44)       (273,038.90)
---------------------------------------------------------------------------------------------------------
                                                  RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)                             1,019,518.67      1,120,073.00       1,493,741.45
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                  1,019,518.67      1,120,073.00       1,493,741.45
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                              872,286.51        776,654.56       1,220,702.55
---------------------------------------------------------------------------------------------------------


                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                        DATE                PAYEE               PURPOSE                AMOUNT
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                            SEE ATTACHED                                 $(1,430,766.81)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                            $
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)               $  (210,064.26)
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW              Bank: Old Kent
                                                         Account No.: 1319982
                                                         Page 2 of 17
                                                         Account Type:
                                                         Disbursement - Surgical

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                         (473,974.25)     (668,498.48)         (13,599.53)
---------------------------------------------------------------------------------------------------------
                                                 RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List) Transfers                    1,932,500.00     1,641,200.00        1,217,000.00
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                   1,932,500.00     1,641,200.00        1,217,000.00
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                             1,458,525.75       972,701.52        1,203,500.47
---------------------------------------------------------------------------------------------------------

                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                        DATE                PAYEE               PURPOSE                AMOUNT
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                            SEE ATTACHED                                   $1,218,289.82
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                            Old Kent Bank       Fees                              309.06
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                              $1,218,598.88
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                 $  (15,098.41)
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.             ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW           Bank:  Wells Fargo
                                                      Account No.: 4759-011299
                                                      Page 3 of 17
                                                      Account Type: Zero Balance
                                                      Disbursement - Urology

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                          (20,300.56)       (14,632.64)        (3,392.96)
---------------------------------------------------------------------------------------------------------
                                                 RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales                                                  0                 0                 0
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable                           0                 0                 0
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)                            0                 0                 0
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets                                             0                 0                 0
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List) Corp. transfer                  67,071.23         79,872.37         33,280.97
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                      67,071.23         79,872.37         33,280.97
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                                46,770.67         65,239.73         29,888.01
---------------------------------------------------------------------------------------------------------


                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                        DATE                PAYEE               PURPOSE                AMOUNT
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                            SEE ATTACHED        Check Register             $  51,789.10
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                              $  51,789.10
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                   (21,901.09)
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank:  U. S. Bank
                                                    Account No.: 152100007367
                                                    Page 4 of 17
                                                    Account Type: Disbursement -
                                                                  Med/Surge

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                           (1,732.41)           835.00             (20.31)
---------------------------------------------------------------------------------------------------------
                                                 RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales                                                  0                 0                  0
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable                           0                 0                  0
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)                            0                 0                  0
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets                                             0                 0                  0
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List) Corp. transfer                 229,500.00        227,300.00         213,400.00
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                     229,500.00        227,300.00         213,400.00
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                               227,767.59        228,135.00         213,379.69
---------------------------------------------------------------------------------------------------------


                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                        DATE                PAYEE               PURPOSE                AMOUNT
---------------------------------------------------------------------------------------------------------
                                                                Check Register              $213,327.21
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                               $213,327.21
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                  $     52.48
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank:  Silicon Valley
                                                    Account No.: 600247170
                                                    Page 5 of 17
                                                    Account Type: Disbursement -
                                                                  Corporate

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                            700.06             595.06             525.06
---------------------------------------------------------------------------------------------------------
                                                 RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                            0                  0                  0
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                                 700.06             595.06             525.06
---------------------------------------------------------------------------------------------------------



                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
                       8/26/99    Silicon Valley     Bank fee                          $          70.00
                                  Bank
---------------------------------------------------------------------------------------------------------
                       9/20/99    Silicon Valley     Analysis charge                              70.00
                                  Bank
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                          $         140.00
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)             $         385.06
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.             ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW           Bank: First Union
                                                      Account No.: 2080000366487
                                                      Page 6 of 17
                                                      Account Type: Lockbox -
                                                                    Urology

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                            (432.32)        (1,186.77)             1,779.34
---------------------------------------------------------------------------------------------------------
                                                    RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales                                                  0                 0                    0
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable                    5,891.12         22,740.91            12,416.90
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List) (Timm)              1,082.46                 0               736.80
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets                                             0                 0                    0
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)                                         0            754.56             (754.56)
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                       6,973.58         23,495.47            12,399.14
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                                 6,541.26         22,308.70            14,178.48
---------------------------------------------------------------------------------------------------------



                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
W/T to Corp                          BT Comml Corp     Paydown revolving credit              $   8,844.61
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Auto Debit             9/1/99        Nova              Merchant Fee                                284.56
---------------------------------------------------------------------------------------------------------
Auto Debit             9/14/99       First Union       NSF Charge                                   28.00
---------------------------------------------------------------------------------------------------------
Auto Debit             9/27/99       First Union       Comml Service Charge                        458.23
---------------------------------------------------------------------------------------------------------
Auto Debit             9/28/99       Nova              NSF Charge                                   20.00
---------------------------------------------------------------------------------------------------------
Auto Debit             9/29/99       First Union       NSF Charge                                   28.00
---------------------------------------------------------------------------------------------------------
Auto Debit                           Amex              Merchant Fee                                  4.13
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                                $   9,667.53
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                   $   4,510.95
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW              Bank: Old Kent Bank
                                                         Account No.: 1528641
                                                         Page 7 of 17
                                                         Account Type: Lockbox -
                                                                       Surgical

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                       1,200.00         53,995.82         29,746.60
---------------------------------------------------------------------------------------------------------
                                                    RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable             363,717.15        902,453.76        282,325.79
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)                                                                94,320.39
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                363,717.15        902,453.76        376,646.18
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                          364,917.15        956,449.58        406,392.78
---------------------------------------------------------------------------------------------------------



                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
                                     BT Comm'l Corp.   Paydown of revolving line of         $245,075.91
                                                       credit
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                     Old Kent Bank     Transfer to Old Kent Bank
                                                       disbursement account                   94,320.39
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                     Old Kent Bank     MC/Visa Fees                            3,241.35
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                               $342,637.65
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                  $ 63,755.13
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank:  U.S. Bank
                                                    Account No.: 192232073325
                                                    Page 8 of 17
                                                    Account Type: Dep. Lockbox -
                                                                       Med/Surge

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                       9,996.66          (1,172.51)          5,484.64
---------------------------------------------------------------------------------------------------------
                                                    RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales                                             0                   0                 0
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable              27,675.37            2,475.54          1,257.93
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)                       0                   0                 0
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets                                        0            5,500.00        (5,500.00)
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)                            10,218.00              524.21            415.02
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                 37,893.37            8,499.75        (3,827.05)
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                           47,890.03            7,327.24          1,657.59
---------------------------------------------------------------------------------------------------------



                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
W/T to Corp                          BT Comml Corp     Paydown revolving credit                1,257.93
---------------------------------------------------------------------------------------------------------
                                                                                              $
---------------------------------------------------------------------------------------------------------
Auto Debit             9/20/99       US Bank           Comml Service Charge                      415.02
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                                 $1,672.95
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                    $ (15.36)
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank:  LaSalle National bank
                                                    Account No.: 5800130725
                                                    Page 9 of 17
                                                    Account Type: Lockbox -
                                                                  Urology

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                         (214.80)          (214.80)          (214.80)
---------------------------------------------------------------------------------------------------------
                                                    RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales                                              0                 0                 0
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable                       0            362.04         21,199.00
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List) Timm            1,088.07                 0          2,316.47
      medical receipts
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets                                         0                 0                 0
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List) Corp. transfer                 255.54            215.74                 0
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                   1,343.61            577.78         23,515.47
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                             1,128.81            362.98         23,300.67
---------------------------------------------------------------------------------------------------------



                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
W/T to Corp                          BT Comml Corp     Paydown revolving credit              $16,311.79
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Auto Debit               9/13/99     LaSalle           Comml Service Charge                  $   200.88
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                                $16,512.67
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                   $ 6,788.00
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank:  LaSalle National Bank
                                                    Account No.: 5800130717
                                                    Page 10 of 17
                                                    Account Type:  Lockbox -
                                                                   Surgical

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                        73,873.46        275,598.92         26,813.19
---------------------------------------------------------------------------------------------------------
                                                    RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable             1,330,781.63      1,340,838.28      1,142,146.59
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                1,330,781.63      1,340,838.28      1,142,146.59
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                          1,404,655.09      1,616,437.20      1,168,959.78
---------------------------------------------------------------------------------------------------------


                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
                                     BT Comml Corp       Paydown of revolving line of     $ 1,134,781.16
                                                         credit
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                     LaSalle             Analysis Fees                          2,010.83
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                             $1,136,791.99
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                    32,167.79
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank: LaSalle National Bank
                                                    Account No.: 5800130741
                                                    Page 11 of 17
                                                    Account Type: Lockbox -
                                                                  Corporate

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                        5,630.28         28,418.51           3,284.00
---------------------------------------------------------------------------------------------------------
                                                    RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable              334,704.46        476,088.19         671,031.35
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)                             10,847.33         73,449.60         325,081.41
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                 345,551.79        549,537.79         996,112.76
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                           351,182.07        577,956.30         999,396.76
---------------------------------------------------------------------------------------------------------



                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
                                     Deutsche Bank     Paydown revolving credit              $992,218.03
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                                $992,218.03
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                   $  7,178.73
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW          Bank: LaSalle National Bank
                                                     Account No.: 5800130733
                                                     Page 12 of 17
                                                     Account Type:  Lockbox -
                                                                    Med/Surge

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                      (13,062.52)            340.91         15,534.07
---------------------------------------------------------------------------------------------------------
                                                 RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales                                               0                 0                 0
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable               124,282.66        263,040.13        227,281.73
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)                         0                 0                 0
---------------------------------------------------------------------------------------------------------
5.    Surgical Transfers                                       0         26,840.70         10,952.40
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List) Urology Transfers            23,994.98          3,745.00          5,500.00
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                  148,277.64        293,625.83        243,734.13
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                            135,215.12        293,966.74        259,268.20
---------------------------------------------------------------------------------------------------------



                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
W/T to Corp                          BT Comml Corp     Paydown revolving credit             $251,913.46
---------------------------------------------------------------------------------------------------------
                                                                                            $
---------------------------------------------------------------------------------------------------------
Auto Debit             9/20/99       Trac              Collection Fees                         4,041.68
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                               $255,955.14
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                  $  3,313.06
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank:  Barclays
                                                    Account No.: 50530689
                                                    Page 13 of 17
                                                    Account Type: Disbursement -
                                                                  Corporate

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                        1,663.29         5,602.85       (1,673.85)
---------------------------------------------------------------------------------------------------------
                                                 RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)                             20,000.00        30,000.00        31,000.00
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                  20,000.00        30,000.00        31,000.00
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                            21,663.29        35,602.85        29,326.15
---------------------------------------------------------------------------------------------------------


                                        CURRENT MONTH DISBURSEMENTS
-------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
-------------------------------------------------------------------------------------------------------
                       9/15/99       Barclays Bank        Stuart Hendry salary              $ 20,372.79
-------------------------------------------------------------------------------------------------------
100112                 9/28/99       Stuart Hendry        Payment of expense reports           5,736.44
-------------------------------------------------------------------------------------------------------
                       9/16/99       Service charges      Barclays Bank service charges           11.20
-------------------------------------------------------------------------------------------------------
                       9/20/99       Dial Contracts       Stuart Hendry auto lease               319.42
                                                          payment
-------------------------------------------------------------------------------------------------------
                       9/27/99       BT Cellnet           Stuart Hendry cell phone bill          500.00
-------------------------------------------------------------------------------------------------------
                       9/30/99       Allied Dunbar, BUPA  Stuart Hendry pension                  446.67
-------------------------------------------------------------------------------------------------------
                       9/30/99       BUPA Central         Stuart Hendry health                   153.09
                                                          insurance
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                               $ 27,539.61
-------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                  $  1,786.54
-------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW          Bank: Wells Fargo
                                                     Account No.: 4660035734
                                                     Page 14  of 17
                                                     Account Type: ZBA Payroll-
                                                                       Corporate

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                       (57,598.99)       (25,050.35)          (37,494.76)
---------------------------------------------------------------------------------------------------------
                                                 RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)                            1,745,871.28      1,831,018.85         1,817,746.82
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                 1,745,871.28      1,831,018.85         1,817,746.82
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                           1,688,272.29      1,805,968.50         1,780,252.06
---------------------------------------------------------------------------------------------------------



                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
                                                       SEE ATTACHED                         $1,831,484.35
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                               $1,843,463.26
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                   $ (51,232.29)
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.             ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW           Bank: Fleet Bank
                                                      Account No.: 0002297401
                                                      Page 15 of 17
                                                      Account Type: Health
                                                                    Disbursement
                                                                    Corporate

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                       43,000.00         43,000.00          43,000.00
---------------------------------------------------------------------------------------------------------
                                                 RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)                            110,000.00        110,000.00         110,000.00
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                 110,000.00        110,000.00         110,000.00
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                           153,000.00        153,000.00         153,000.00
---------------------------------------------------------------------------------------------------------


                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                       SEE ATTACHED                          $110,000.00
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                                $110,000.00
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                     43,000.00
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW             Bank: Wells Fargo
                                                        Account No.: 4660035791
                                                        Page 16 of 17
                                                        Account Type: General
                                                                      Operations

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                        50,000.00         50,000.00            50,000.00
---------------------------------------------------------------------------------------------------------
                                                 RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)              5,225,000.00      5,105,000.00         5,120,000.00
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)                             332,316.69        532,862.40           647,856.10
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                5,557,316.69      5,637,862.40         5,767,856.10
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                          5,607,316.69      5,687,862.40         5,817,856.10
---------------------------------------------------------------------------------------------------------


                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
                                                       SEE ATTACHED                         $5,767,856.10
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                               $5,767,856.10
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                  $   50,000.00
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW          Bank: Wells Fargo
                                                     Account No.: 4417833415
                                                     Page 17 of 17
                                                     Account Type: Concentration
                                                                   Sweep -
                                                                   Corporate

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                       July 31, 1999    August 31, 1999  September 30, 1999
---------------------------------------------------------------------------------------------------------
1.    Cash - Beginning of Month                       136,137.21       137,121.94         105,950.89
---------------------------------------------------------------------------------------------------------
                                                 RECEIPTS
---------------------------------------------------------------------------------------------------------
2.    Cash Sales
---------------------------------------------------------------------------------------------------------
3.    Collection of Accounts Receivable
---------------------------------------------------------------------------------------------------------
4.    Loans and Advances (Attach List)
---------------------------------------------------------------------------------------------------------
5.    Sales of Assets
---------------------------------------------------------------------------------------------------------
6.    Other (Attach List)                             332,949.97       501,356.27         674,538.96
---------------------------------------------------------------------------------------------------------
7.    Total Receipts                                  332,949.97       501,356.27         674,538.96
---------------------------------------------------------------------------------------------------------
8.    Total Cash Available                            469,087.18       638,478.21         780,489.85
---------------------------------------------------------------------------------------------------------


                                        CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE        PAYEE             PURPOSE                                AMOUNT
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                          SEE ATTACHED                         647,498.53
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                                 $647,498.53
---------------------------------------------------------------------------------------------------------
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                    $132,991.32
---------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                     ACCRUAL BASIS - 5
Case Number: 99-01141PJW THRU 99-01146PJW                     September 30, 1999

----------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                  (Based Upon Invoice Date)
----------------------------------------------------------------------------------------------------------
                                     (UNAUDITED, DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
                                  0 - 30 days old                                                 $ 3,647
----------------------------------------------------------------------------------------------------------
                                  31 - 60 days old                                                  1,981
----------------------------------------------------------------------------------------------------------
                                  61 - 90 days old                                                  1,164
----------------------------------------------------------------------------------------------------------
                                  91+ days old                                                      8,618
----------------------------------------------------------------------------------------------------------
                                  Total Accounts Receivable                                       $15,410
----------------------------------------------------------------------------------------------------------
                                  Amount Considered Uncollectible                                   7,254
----------------------------------------------------------------------------------------------------------
                                  Accounts Receivable (Net)                                       $ 8,156
----------------------------------------------------------------------------------------------------------

  AGING OF POST-PETITION ACCOUNTS PAYABLE
-------------------------------------------

                                    (UNAUDITED, DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------
                            0 - 30           31 - 60          61 - 90            91+
                             Days             Days             Days              Days           Total
----------------------------------------------------------------------------------------------------------
Accounts Payable              470              262               0                0              732
----------------------------------------------------------------------------------------------------------

----------------------------------
  STATUS OF POST-PETITION TAXES
----------------------------------

----------------------------------------------------------------------------------------------------------
                              BEGINNING        AMOUNT                            ENDING
                                 TAX         WITHHELD OR        AMOUNT            TAX         DELINQUENT
                              LIABILITY*       ACCRUED           PAID          LIABILITY         TAXES
----------------------------------------------------------------------------------------------------------
Federal
----------------------------------------------------------------------------------------------------------
Withholding**                  $145,976         $276,379         $289,585         $132,770      $
----------------------------------------------------------------------------------------------------------
FICA-Employee**                  51,571           93,458          102,474           42,555
----------------------------------------------------------------------------------------------------------
FICA-Employer**                  51,571           93,458          102,474           42,555
----------------------------------------------------------------------------------------------------------
Unemployment                        368              629              766              230
----------------------------------------------------------------------------------------------------------
Income
----------------------------------------------------------------------------------------------------------
Other (Attach List)
----------------------------------------------------------------------------------------------------------
Total Federal Taxes            $249,486         $463,924          495,299         $218,110      $
----------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------
Withholding                    $ 35,749         $ 68,636           71,220         $ 33,165      $
----------------------------------------------------------------------------------------------------------
Sales
----------------------------------------------------------------------------------------------------------
Excise
----------------------------------------------------------------------------------------------------------
Unemployment                      3,303            4,994            6,223            2,074
----------------------------------------------------------------------------------------------------------
Real Property
----------------------------------------------------------------------------------------------------------
Personal Property
----------------------------------------------------------------------------------------------------------
Other (Attach List)                 345              460              530              276
----------------------------------------------------------------------------------------------------------
Total State and Local            39,397           74,090           77,973           35,515
----------------------------------------------------------------------------------------------------------
Total Taxes                    $288,883         $538,014         $573,272         $253,625      $
----------------------------------------------------------------------------------------------------------

        *The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

        **Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                    Page 1 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                        MONTH:     September 1999
------------------------------------------------------------------------------------------------------
                                                       Account #1        Account #2        Account #3
                                                  ----------------------------------------------------
A.  BANK                                              Wells Fargo        Wells Fargo       Wells Fargo
                                                  ----------------------------------------------------
B.  ACCOUNT NUMBER:                                    4759011166        4660035791        4417833415
                                                  ----------------------------------------------------
C.  PURPOSE (TYPE):                                    Corp Disb         General Ops       Conc. Sweep
------------------------------------------------------------------------------------------------------
1.  Balance per bank statement                       $          0       $  50,000.00    $  132,991.32
------------------------------------------------------------------------------------------------------
2.  +Total deposits not credited
------------------------------------------------------------------------------------------------------
3.  - Outstanding checks                             $ 210,064.26
------------------------------------------------------------------------------------------------------
4.  +/- Other reconciling items (Attach List)
------------------------------------------------------------------------------------------------------
5.  Month end balance per books                      $(210,064.26)      $  50,000.00    $  132,991.32
------------------------------------------------------------------------------------------------------
6.  Number of last check written                         45639
------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
-----------------------------------------------------------------------------------------------------------------
7.   Wells Fargo, Cert. of Deposit,                April 1996         CD            100,000.00         112,359.53
     1660018524000
-----------------------------------------------------------------------------------------------------------------
8.   Wells Fargo, Cert. of Deposit,               October 1996        CD            100,000.00         115,329.10
     1660018052000
-----------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------
11.                                               TOTAL INVESTMENTS                             $      227,688.63
-----------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                   14,934.00
-----------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)                                             290,240.28
-----------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                    Page 2 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                        MONTH:     September 1999
-------------------------------------------------------------------------------------------------------
                                                       Account #4        Account #5         Account #6
                                                  -----------------------------------------------------
A.  BANK                                                LaSalle        Silicon Valley     Fleet Bank
B.  ACCOUNT NUMBER:                                    5800130741         600247170       0002297401
C.  PURPOSE (TYPE):                                   Corp Lockbox        Corp Disb    Corp Health Disb
-------------------------------------------------------------------------------------------------------
1.  Balance per bank statement                        $     290.00      $       385.06     $43,000.00
-------------------------------------------------------------------------------------------------------
2.  +Total deposits not credited
-------------------------------------------------------------------------------------------------------
3.  - Outstanding checks
-------------------------------------------------------------------------------------------------------
4.  +/- Other reconciling items (Attach List)             6,888.73
-------------------------------------------------------------------------------------------------------
5.  Month end balance per books                       $   7,178.73      $       385.06     $43,000.00
-------------------------------------------------------------------------------------------------------
6.  Number of last check written                          n/a               27116             n/a
-------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
--------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11.                                               TOTAL INVESTMENTS                         $
--------------------------------------------------------------------------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND
--------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)
--------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                    Page 3 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                       MONTH:     September 1999
----------------------------------------------------------------------------------------------------
                                                      Account #7        Account #8
                                                  --------------------------------------------------
A.  BANK                                               Barclays        Wells Fargo
                                                  --------------------------------------------------
B.  ACCOUNT NUMBER:                                    50530689         4660035734
                                                  --------------------------------------------------
C.  PURPOSE (TYPE):                                   Corp. Disb       Corp Payroll
----------------------------------------------------------------------------------------------------
1.  Balance per bank statement                         $   799.49       $          0
----------------------------------------------------------------------------------------------------
2.  +Total deposits not credited
----------------------------------------------------------------------------------------------------
3.  - Outstanding checks                                                   49,776.65
----------------------------------------------------------------------------------------------------
4.  +/- Other reconciling items (Attach List)              987.05          (1,455.64)
----------------------------------------------------------------------------------------------------
5.  Month end balance per books                        $ 1,786.54        $(51,232.29)
----------------------------------------------------------------------------------------------------
6.  Number of last check written                           100112     37996, 1001425
----------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------
11.                                               TOTAL INVESTMENTS                             $
------------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND
------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)
------------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                    Page 4 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                        MONTH:     September 1999
                                                  ----------------------------------------------------
                                                       Account #9        Account #10     Account #11
                                                  ----------------------------------------------------
A.  BANK                                                LaSalle         Old Kent Bank      Old Kent
                                                        Surgical          Surgical            Bank
                                                                                            Surgical
                                                  ----------------------------------------------------
B.  ACCOUNT NUMBER:                                    5800130717          1528641          1319982
                                                  ----------------------------------------------------
C.  PURPOSE (TYPE):                                     Lockbox            Lockbox         Checking
                                                                                              Disb
------------------------------------------------------------------------------------------------------
1.  Balance per bank statement                    $      32,167.79  $        63,755.13  $  143,855.19
------------------------------------------------------------------------------------------------------
2.  +Total deposits not credited
------------------------------------------------------------------------------------------------------
3.  - Outstanding checks                                                                   158,953.60
------------------------------------------------------------------------------------------------------
4.  +/- Other reconciling items (Attach List)
------------------------------------------------------------------------------------------------------
5.  Month end balance per books                   $      32,167.79  $        63,755.13  $  (15,098.41)
------------------------------------------------------------------------------------------------------
6.  Number of last check written                               n/a                             163576
------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------
11.                                               TOTAL INVESTMENTS                             $
------------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND
------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)
------------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                    Page 5 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                        MONTH:     September 1999
                                                  --------------------------------------------------
                                                      Account #12        Account #13     Account #14
                                                  --------------------------------------------------
A.  BANK                                                LaSalle          First Union        Wells
                                                        Urology            Urology           Fargo
                                                                                            Urology
                                                  --------------------------------------------------
B.  ACCOUNT NUMBER:                                    5800130725        5800130741        4759011299
                                                  --------------------------------------------------
C.  PURPOSE (TYPE):                                     Lockbox          Depository           ZBA
                                                                           Lockbox          Checking
                                                  --------------------------------------------------
1.  Balance per bank statement                       $         0       $    5,039.12    $         0
-----------------------------------------------------------------------------------------------------
2.  +Total deposits not credited                        6,788.00            1,113.85              0
-----------------------------------------------------------------------------------------------------
3.  - Outstanding checks                                       0                   0     (21,901.09)
-----------------------------------------------------------------------------------------------------
4.  +/- Other reconciling items (Attach List)        $         0       $  (1,642.02)    $         0
-----------------------------------------------------------------------------------------------------
5.  Month end balance per books                         6,788.00            4,510.95     (21,901.09)
-----------------------------------------------------------------------------------------------------
6.  Number of last check written                             n/a                 n/a          61151
-----------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------
11.                                               TOTAL INVESTMENTS                             $
------------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND
------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)
------------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                    Page 6 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


BANK RECONCILIATIONS                                         MONTH:      September 1999
                                                  --------------------------------------------------
                                                       Account #15        Account #16        Account #17
                                                  --------------------------------------------------
A.  BANK                                                U.S. Bank           LaSalle           U.S. Bank
                                                        Medsurge            Medsurge          Medsurge
                                                  --------------------------------------------------
B.  ACCOUNT NUMBER:                                   192232073325         5800130733       152100007367
                                                  --------------------------------------------------
C.  PURPOSE (TYPE):                                    Depository           Lockbox         Disbursement
                                                         Lockbox
----------------------------------------------------------------------------------------------------
1.  Balance per bank statement                    $          0       $    7,358.91     $ 40,585.16
----------------------------------------------------------------------------------------------------
2.  +Total deposits not credited                             0            3,375.18               0
----------------------------------------------------------------------------------------------------
3.  - Outstanding checks                                     0                   0      (40,532.48)
----------------------------------------------------------------------------------------------------
4.  +/- Other reconciling items (Attach List)           (15.36)          (7,421.03)              0
----------------------------------------------------------------------------------------------------
5.  Month end balance per books                   $     (15.36)       $   3,313.06     $     52.48
----------------------------------------------------------------------------------------------------
6.  Number of last check written                            n/a                n/a           27466
----------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------
11.                                               TOTAL INVESTMENTS                             $
------------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND
------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)
------------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 7
Case Number: 99-01141PJW THRU 99-01146PJW

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

Of the total distributions shown for the month, list the amount paid to insiders (as defined in Section 101(31)-(A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------
                                              INSIDERS
------------------------------------------------------------------------------------------------------------
                   NAME                       POSITION        TYPE OF            AMOUNT        CUMULATIVE
                                                              PAYMENT             PAID           UNPAID
                                                                                                BALANCE
------------------------------------------------------------------------------------------------------------
1.  SEE ATTACHED                                                                $161,825
------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO INSIDERS                                                   $161,825
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
------------------------------------------------------------------------------------------------------------
            NAME                    TYPE OF       DATE OF COURT     AMOUNT           AMOUNT     TOTAL PAID
                                 PROFESSIONAL         ORDER        APPROVED           PAID       TO DATE
                                                   AUTHORIZING
                                                     PAYMENT
------------------------------------------------------------------------------------------------------------
1.                             debtor attorney
------------------------------------------------------------------------------------------------------------
2.                             debtor accountant
------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO PROFESSIONALS                                                     $
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                      ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------------
      NAME OF CREDITOR            SCHEDULED MONTHLY               AMOUNTS                 TOTAL UNPAID
                                    PAYMENTS DUE             PAID DURING MONTH           POST-PETITION
------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------------
6.
------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------
8.  TOTAL                                               $                     0
------------------------------------------------------------------------------------------------------------

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                           SCHEDULE 7-A
Case Number: 99-01141PJW THRU 99-01146PJW
Reporting September 1, 1999 thru September 30, 1999

                              PAYMENTS TO INSIDERS

-----------------------------------------------------------------------------------------------
         NAME                  POSITION                    TYPE OF PAYMENT          AMOUNT PAID
-----------------------------------------------------------------------------------------------
Charlie Laverty          Chairman, CEO         Wages                                 $   62,500
                                               Auto allowance                             1,500
                                               Travel reimbursement                       3,123
-----------------------------------------------------------------------------------------------
Michael Quinn            COO                   Wages                                     25,000
                                               Auto allowance                             1,000
                                               Travel reimbursement                       9,848
                                               Relocation (housing allowance)             6,396
-----------------------------------------------------------------------------------------------
Michael Montevideo       CFO                   Wages                                     25,000
                                               Travel reimbursement                       4,172
-----------------------------------------------------------------------------------------------
Kevin Higgins            General Counsel       Wages                                     19,583
                                               Auto allowance                               600
                                               Travel reimbursement                       3,103
-----------------------------------------------------------------------------------------------
                         Total:                                                      $  161,825
                                                                                     ==========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                    ACCRUAL BASIS - 8
Case Number:   99-01141PJW THRU 99-01146PJW                  September 30, 1999

---------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                             YES           NO
---------------------------------------------------------------------------------------------------------------
1.    Have any  assets  been  sold or  transferred  outside  the  normal  course of
      business this reporting period?                                                                   XX
---------------------------------------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other than a debtor in
      possession account?                                                                               XX
---------------------------------------------------------------------------------------------------------------
3.    Are any Post-petition receivables (accounts, notes, or loans) due from
      related parties?                                                                                  XX
---------------------------------------------------------------------------------------------------------------
4.    Have any payments been made on Pre-petition liabilities this reporting              XX
      period?
---------------------------------------------------------------------------------------------------------------
5.    Have any Post-petition loans been received by the debtor from any party?            XX
---------------------------------------------------------------------------------------------------------------
6.    Are any Post-petition payroll taxes past due?                                                     XX
---------------------------------------------------------------------------------------------------------------
7.    Are any Post-petition state or federal income taxes past due?                                     XX
---------------------------------------------------------------------------------------------------------------
8.    Are any Post-petition real estate taxes past due?                                                 XX
---------------------------------------------------------------------------------------------------------------
9.    Are any other Post-petition taxes past due?                                                       XX
---------------------------------------------------------------------------------------------------------------
10.   Are any amounts owed to Post-petition creditors past due?                                         XX
---------------------------------------------------------------------------------------------------------------
11.   Have any Pre-petition taxes been paid during the reporting period?                                XX
---------------------------------------------------------------------------------------------------------------
12.   Are any wage payments past due?                                                                   XX
---------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

Question #4:
Response:

        Pursuant to an order dated May 19, 1999 the debtors have made payments to employees for all out-of-pocket business related expenses incurred Pre-petition and made salary, wage and payroll tax payments for Pre-petition earnings.

        Pursuant to an order dated August 12, 1999 the debtors have made payments of approximately $64,000 representing terminated employees accrued, but unpaid vacation balances.

Question #5:
Response:

        On July 21 and on September 2, 1999 the Court granted interim orders authorizing securing Post-petition DIP financing of an additional $8.0 million. These interim orders increased available DIP financing to $12.0 million consisting of a fully funded $4.0 million term loan and $8.0 million in revolving credit. As of September 30, 1999 the debtors utilized $5,634,000 of the revolving credit facility.


------------------------------------------------------------------------------------------------------
INSURANCE                                                                        YES           NO
------------------------------------------------------------------------------------------------------
1.  Are worker's compensation, general liability and other necessary
    insurance coverages in effect?                                               XX
------------------------------------------------------------------------------------------------------
2.  Are all premium payments paid current?                                       XX
------------------------------------------------------------------------------------------------------
3.  Please itemize policies below
------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "NO", or if any policies have been canceled or not renewed during this reporting period, provide explanation below. Attach additional sheets if necessary.

---------------------------------------------------------------------------------------------------------------
                                              INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------
      TYPE OF POLICY                CARRIER                PERIOD COVERED               PAYMENT AMOUNT
                                                                                         & FREQUENCY
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 9
Case Number:   99-01141PJW THRU 99-01146PJW                    9/1/99 - 9/30/99

-------------------------------------------------------------------------------------------------------------
                                                    PERSONNEL
-------------------------------------------------------------------------------------------------------------
                                                                               FULL TIME            PART TIME
-------------------------------------------------------------------------------------------------------------
1.   Total Number of employees at beginning of period                             376                   4
-------------------------------------------------------------------------------------------------------------
2.   Number of employees hired during the period                                   5
-------------------------------------------------------------------------------------------------------------
3.   Number of employees terminated or resigned during the period                  11
-------------------------------------------------------------------------------------------------------------
4.   Total number of employees on payroll at end of period                        370                   4
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                CHANGE OF ADDRESS
--------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustees of the change, list your new address below.

Date of Change:      September 1, 1999
                     ---------------------------------

New Address:         Imagyn Medical Technologies, Inc.
                     ---------------------------------

                     1 Park Plaza, Suite 1100
                     ---------------------------------

                     Irvine, CA 92614-5925
                     ---------------------------------

                          US BANK DISBURSEMENT ACCOUNT
                            ACCOUNT NO. 152100007367

                               SEPTEMBER 30, 1999

CHECK NUMBER       DATE       VENDOR NUMBER                VENDOR NAME                        AMOUNT        DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
    27378          9/1/99          I1397      UNITED PARCEL SERVICES                           760.07 COLLECTED FREIGHT
    27379          9/1/99          I1398      UNITED PARCEL SERVICES                           693.15 COLLECTED FREIGHT
    27380          9/1/99          I1859      OLD DOMINION FREIGHT LINE                      1,542.09 FREIGHT IN
    27381          9/2/99          I1876      DEPT OF VETERANS AFFAIRS                          39.23 PROMOTION FEES
    27382          9/2/99          I1865      EGP SAN ANTONIO PARTNERS                       2,102.99 RENT EXPENSE-EL PASO
    27383          9/2/99          I1410      GPU ENERGY                                     1,932.74 UTILITIES
    27384          9/2/99          I1651      OVERNITE TRANSPORTATION                        1,136.57 COLLECTED FREIGHT
    27385          9/2/99          11593      RUEDT, NORMAN T.                              11,408.00 RENT EXPENSE-SPARTA
    27386          9/2/99          13894      SOUTHERN UNION GAS                                11.61 UTILITIES
    27387          9/2/99          I1641      SOUTHWESTERN BELL                                495.10 TELEPHONE
    27388          9/2/99          I1158      US FILTER CORPORATION                            512.00 OPERATING SUPPLIES
    27389          9/2/99          I1379      WATKINS MOTOR LINES                            2,033.58 FREIGHT IN
    27390          9/9/99          I1046      ESCO PLASTICS                                  3,700.00 A/P DEPOSIT - RAW MATERIALS
    27391          9/9/99          I1058      HYGENIC CORP.                                  3,525.00 A/P DEPOSIT - RAW MATERIALS
    27392          9/9/99          I1658      ISOMEDIX OPERATIONS INC.                       4,382.10 A/P DEPOSIT - RAW MATERIALS
    27393          9/9/99          I1089      MERCURY PLASTICS                               2,108.96 A/P DEPOSIT - RAW MATERIALS
    27394          9/9/99          I1093      NORTON PERFORMANCE                             1,933.00 A/P DEPOSIT - RAW MATERIALS
    27395          9/9/99          I1188      QOSINA CORP                                    3,300.00 A/P DEPOSIT - RAW MATERIALS
    27396          9/9/99          I1129      SOMMERS PLASTICS                               1,315.44 A/P DEPOSIT - RAW MATERIALS
    27397          9/9/99          I1505      TEKNOR APEX (MACLIN)                          16,080.00 A/P DEPOSIT - RAW MATERIALS
    27398          9/9/99          I1505      TEKNOR APEX (MACLIN)                             680.40 A/P DEPOSIT - RAW MATERIALS
    27399          9/2/99          I1547      ISOMEDIX OPERATIONS INC.                         300.00 A/P DEPOSIT - RAW MATERIALS
    27400          9/2/99          I1682      HEALTH SCIENCE LAB & SVC                         400.00 A/P DEPOSIT - RAW MATERIALS
    27401          9/2/99          I1057      HISHI PLASTICS                                 2,960.00 A/P DEPOSIT - RAW MATERIALS
    27402          9/2/99          I1038      CAPITAL VIAL                                  10,108.63 A/P DEPOSIT - RAW MATERIALS
    27403          9/2/99          I1548      LONDON INTERNATIONAL (ALA                      2,916.00 A/P DEPOSIT - RAW MATERIALS
    27404          9/2/99          I1016      AUTOMATIC PACKAGING                            3,075.00 A/P DEPOSIT - RAW MATERIALS
    27405          9/2/99          I1150      CYCLES                                         2,959.45 A/P DEPOSIT - RAW MATERIALS
    27406          9/2/99          11709      MULTI SERVICE COMPANY                          1,895.04 RAW MATERIALS
    27407          9/9/99          13774      AT&T                                              52.05 TELEPHONE
    27408          9/9/99          I14043     AT&T                                             727.50 TELEPHONE
    27409          9/9/99          11709      MULTI SERVICE COMPANY                          1,527.20 RAW MATERIALS
    27410          9/9/99          I1859      OLD DOMINION FREIGHT LINE                      1,081.54 FREIGHT IN
    27411          9/9/99          I1416      OLSTEN STAFFING SERVICES                       1,014.00 TEMPORARY HELP WAGES
    27412          9/9/99          I1651      OVERNITE TRANSPORTATION                        3,650.47 COLLECTED FREIGHT
    27413          9/9/99          I1813      OWENS-ILLINOIS                                 8,970.56 RAW MATERIALS
    27414          9/9/99          I1322      PITNEY BOWES CREDIT CORP                         238.95 EQUIPMENT LEASE
    27415          9/9/99          I1830      RAMIREZ, GLORIA                                  646.42 PETTY CASH - EL PASO
    27416          9/9/99          13894      SOUTHERN UNION GAS                                11.61 UTILITIES
    27417          9/9/99          11484      SPARTA PETTY CASH                              3,266.42 PETTY CASH - SPARTA
    27418          9/9/99          I1397      UNITED PARCEL SERVICES                           198.31 COLLECTED FREIGHT
    27419          9/9/99          I1398      UNITED PARCEL SERVICES                           794.82 COLLECTED FREIGHT
    27420          9/9/99          I1158      US FILTER CORPORATION                            500.00 OPERATING SUPPLIES
    27421          9/9/99          I1264      YELLOW FREIGHT SYSTEMS                         1,713.86 FREIGHT IN
    27422          9/16/99         I1813      OWENS-ILLINOIS                                14,900.15 RAW MATERIALS
    27423          9/17/99         11635      E-Z-WAY INC                                      143.10 EQUIPMENT RENTAL
    27424          9/17/99         13971      SUPER TRANSPORT                                   98.68 FREIGHT IN
    27425          9/17/99         I1397      UNITED PARCEL SERVICES                           907.34 COLLECTED FRIEGHT
    27426          9/17/99         I1379      WATKINS MOTOR LINES                            1,413.32 FREIGHT IN
    27427          9/17/99         I1038      CAPITAL VIAL                                  10,108.63 A/P DEPOSIT - RAW MATERIALS
    27428          9/17/99         I1150      CYCLES                                         3,417.00 A/P DEPOSIT - RAW MATERIALS
    27429          9/17/99         I1449      ISOMEDIX #14                                   1,779.00 A/P DEPOSIT - RAW MATERIALS
    27430          9/17/99         I1089      MERCURY PLASTICS                               4,958.80 A/P DEPOSIT - RAW MATERIALS
    27431          9/17/99         11721      REXAM                                          5,740.00 A/P DEPOSIT - RAW MATERIALS
    27432          9/17/99         I1129      SOMMERS PLASTICS                                 271.00 A/P DEPOSIT - RAW MATERIALS
    27433          9/17/99         I1123      STANFORD PROFESSIONAL PRODUCT                  1,500.00 A/P DEPOSIT - RAW MATERIALS
    27434          9/17/99         I1132      SUTHERLAND PACKAGING                           4,946.70 A/P DEPOSIT - RAW MATERIALS
    27435          9/20/99         I1763      WINPAK PORTION PACKAGING                       3,289.50 A/P DEPOSIT - RAW MATERIALS

CHECK NUMBER       DATE       VENDOR NUMBER                VENDOR NAME                        AMOUNT        DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
    27436          9/23/99         I1038      CAPITAL VIAL                                         -- A/P DEPOSIT - RAW MATERIALS
    27437          9/23/99         I1390      DONOVAN INDUSTRIES, INC.                             -- A/P DEPOSIT - RAW MATERIALS
    27438          9/23/99         I1058      HYGENIC CORP.                                        -- A/P DEPOSIT - RAW MATERIALS
    27439          9/23/99         I1449      ISOMEDIX #14                                         -- A/P DEPOSIT - RAW MATERIALS
    27440          9/23/99         I1548      LONDON INTERNATIONAL (ALA                            -- A/P DEPOSIT - RAW MATERIALS
    27441          9/23/99         11721      PERFORMANCE SYSTEMATIX                               -- A/P DEPOSIT - RAW MATERIALS
    27442          9/23/99         I1188      QOSINA CORP                                          -- A/P DEPOSIT - RAW MATERIALS
    27443          9/23/99         I1120      RUGER CHEMICAL                                       -- A/P DEPOSIT - RAW MATERIALS
    27444          9/24/99         12291      ADAM SALES                                       914.56 I-REP COMMISSIONS
    27445          9/24/99         12753      BEVERIDGE MEDICAL ASSOCIATION                  1,173.45 I-REP COMMISSIONS
    27446          9/24/99         12603      BRAD JONES & ASSOCIATES                          230.80 I-REP COMMISSIONS
    27447          9/24/99         13048      BROOKFIELD MEDICAL SYSTEM                        115.52 I-REP COMMISSIONS
    27448          9/24/99         I1575      EASTERN PROPANE                                1,045.80 UTILITIES
    27449          9/24/99         I1928      EL PASO DISPOSAL                                  68.20 UTILITIES
    27450          9/24/99         12604      KARE MEDICAL SYSTEMS                             416.74 I-REP COMMISSIONS
    27451          9/24/99         13049      MCCALL MEDICAL                                    78.43 I-REP COMMISSIONS
    27452          9/24/99         12602      MED-TECH ASSOCIATES                              564.13 I-REP COMMISSIONS
    27453          9/24/99         I1416      OLSTEN STAFFING SERVICES                       1,140.00 TEMPORARY HELP WAGES
    27454          9/24/99         I1651      OVERNITE TRANSPORTATION                        5,807.52 COLLECTED FREIGHT
    27455          9/24/99         I1409      SPRINT                                           387.71 TELEPHONE
    27456          9/24/99         12292      SUNMED INC                                       580.52 I-REP COMMISSIONS
    27457          9/24/99         12601      TRI STAR MEDICAL SALES                           702.92 I-REP COMMISSIONS
    27458          9/24/99         I1398      UNITED PARCEL SERVICES                         2,799.10 COLLECTED FREIGHT
    27459          9/24/99         13047      URBANKSY AND ASSOCIATES                          347.81 I-REP COMMISSIONS
    27460          9/24/99         I1456      XEROX CORPORATION                                610.56 EQUIPMENT LEASE
    27461          9/24/99         I1264      YELLOW FREIGHT SYSTEMS                         1,535.11 FREIGHT IN
    27462          9/24/99         I1142      WELCON                                         7,765.00 RAW MATERIALS
    27463          9/24/99         I1682      HEALTH SCIENCE LAB & SVC                             -- VOID
    27463          9/24/99         I1658      ISOMEDIX OPERATIONS INC.                       4,382.10 A/P DEPOSIT - RAW MATERIALS
    27464          9/24/99         I1013      APLICARE                                         486.00 A/P DEPOSIT - RAW MATERIALS
    27465          9/24/99         11715      QUALITY GRAPHICS                               1,102.50 A/P DEPOSIT - RAW MATERIALS
    27466          9/24/99         I1813      OWENS-ILLINOIS                                18,899.65 RAW MATERIALS
                                                                                         ------------
TOTAL CHECKS PRINTED                                                                     $ 213,327.21

                           Cumulative Check Register

                                WELLS FARGO BANK
                             ACCOUNT NO. 4759-011299

                               September 30, 1999

CHECK NUMBER   CHECK DATE   VENDOR NUMBER                VENDOR                        AMOUNT      DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------
    61115         9/2/99          410       FEDERAL EXPRESS CORP                         282.65 SHIPPING EXPENSE
    61116         9/2/99         11798      I3 INTERNATL ISOTOPES INC                        -- VOID
    61116         9/2/99         11798      I3 INTERNATL ISOTOPES INC                  2,362.85 BRACHY SEEDS
    61117         9/2/99         11637      KPERS REALT HOLDING NO 1                   7,954.00 RENT EXPENSE-KC
    61118         9/2/99         11758      MORGAN BUILDING SERVICES                     500.00 REPAIRS AND MAINT
    61119         9/2/99          730       PETTY CASH - RICH ADAMS                      626.30 PETTY CASH-KC
    61120         9/2/99         11809      STERLING SPRINGS                              18.36 EMPLOYEE BENEFITS
    61121         9/2/99         11782      XEROX CORP                                   325.36 LEASED EQUIPMENT
    61122         9/9/99          7487      CALLAHAN, DAN                              1,669.49 EMPLOYEE EXPENSES
    61123         9/9/99          410       FEDERAL EXPRESS CORP                         558.95 SHIPPING EXPENSE
    61124         9/9/99         11822      FOUNDATION FOR CANCER RES                    600.00 SALES MEETING EXP
    61125         9/9/99         11811      WASHNOCK, JAMES                            2,565.58 EMPLOYEE EXPENSES
    61126         9/9/99         10486      NEUMANN, JEFF                              1,878.57 EMPLOYEE EXPENSES
    61127         9/9/99         11808      KANSAS GAS SERVICE                           134.97 UTILITIES
    61128         9/9/99         11821      LBA AIR COND, HEATING & P                    285.37 REPAIRS AND MAINTENANCE
    61129         9/9/99         11789      BLUM, MATT                                 4,044.23 EMPLOYEE EXPENSES
    61130         9/9/99         11781      MID AMERICA PERIPHERAL SU                    256.80 REPAIRS AND MAINTENANCE
    61131         9/9/99         11786      QWEST                                      1,433.14 TELEPHONE
    61132         9/9/99         11790      SPRINT                                         2.39 TELEPHONE
    61133         9/9/99         11813      SOUTHWESTERN BELL                          1,034.87 TELEPHONE
    61134         9/17/99         410       FEDERAL EXPRESS CORP                         435.25 SHIPPING EXPENSE
    61135         9/17/99        11798      I3 INTERNATL ISOTOPES INC                  1,439.25 BRACHY SEEDS
    61136         9/17/99        11734      KANSAS CITY POWER & LIGHT                    835.65 UTILITIES
    61137         9/17/99        11816      MEDTECH DIAGNOSTIC SERVIC                        -- VOID
    61137         9/17/99        11816      MEDTECH DIAGNOSTIC SERVIC                    614.00 BRACHY SEEDS
    61138         9/17/99        11809      STERLING SPRINGS                              35.38 EMPLOYEE BENEFITS
    61139         9/17/99        11782      XEROX CORP                                   632.37 LEASED EQUIPMENT
    61140         9/24/99        11789      BLUM, MATT                                 3,615.91 EMPLOYEE EXPENSES
    61141         9/24/99         7487      CALLAHAN, DAN                              2,286.30 EMPLOYEE EXPENSES
    61142         9/24/99         410       FEDERAL EXPRESS CORP                         455.25 SHIPPING EXPENSE
    61143         9/24/99         9410      FUJITSU FINANCIAL SERVICE                  3,088.95 LEASED EQUIPMENT
    61144         9/24/99        11798      I3 INTERNATL ISOTOPES INC                  5,935.95 BRACHY SEEDS
    61145         9/24/99        11762      KOLVEK, DENNY                                208.45 EMPLOYEE EXPENSES
    61146         9/24/99        11825      NCC-AAPM                                     150.00 SALES MEETING EXPENSE
    61147         9/24/99        11824      NOVA INFORMATION SYSTEMS                   1,531.62 BANK FEES
    61148         9/24/99        11681      MONDALEK, PETER                            2,000.00 PROFESSIONAL SERVICES
    61149         9/24/99        11802      SPRINT PCS                                   475.94 TELEPHONE
    61150         9/24/99        11811      WASHNOCK, JAMES                            1,514.95 EMPLOYEE EXPENSES
    61151         9/24/99         5826      DUN & BRADSTREET                                 -- VOID

TOTAL CHECKS PRINTED                                                                $ 51,789.10

                       Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4769-011168 for the month of September 1999


CHECK NUMBER    CHECK DATE          VENDOR NAME                   CHECK AMOUNT          PURPOSE
--------------------------------------------------------------------------------------------------------------------------
     45152        9/1/99      UNITED PARCEL SERVICE                  9,850.99      Freight
     45153        9/1/99      BOURHIS MOLD                           5,412.50      Mold Repair Deposit
     45154        9/1/99      BUSINESS SYSTEMS CORP                    468.72      Raw Materials
     45155        9/1/99      DISPLAY WORKS, INC.                   24,700.00      Facility Lease Payment
     45156        9/1/99      REDHILL FISCHER BUSINESS              33,946.93      Facility Lease Payment
     45157        9/1/99      RTP COMPANY                           21,619.00      Raw Materials
     45158        9/1/99      SCIF PORTFOLIO II LLC.                12,636.00      Facility Lease Payment
     45159        9/1/99      STERIGENICS INTERNATIONAL                562.00      Product Sterilization & Testing Services
     45160        9/1/99      ZEE MEDICAL SERVICE CO.                  363.16      Office Supplies
     45161        9/2/99      BOURHIS MOLD                           1,200.00      Mold Repair Deposit
     45162        9/2/99      M.A. HANNA RESIN                       7,524.00      Raw Materials Deposit
     45163        9/2/99      MANGAR INDUSTRIES INC                  1,477.00      Raw Materials Deposit
     45164        9/2/99      MILLER STEPHENSON INC.                   190.80      Raw Materials Deposit
     45165        9/2/99      SEA-DOG CORP.                          1,000.00      Raw Materials Deposit
     45166        9/2/99      UNIFORM TUBES, INC.                    6,000.00      Raw Materials Deposit
     45167        9/2/99      R.S. Hughes Co., Inc.                    227.58      Raw Materials Deposit
     45168        9/2/99      POLYGON COMPANY                        2,893.42      Raw Materials Deposit
     45169        9/2/99      ULINE SHIPPING SUPPLY                    936.00      Raw Materials Deposit
     45170        9/2/99      LINDY OFFICE PRODUCTS                  1,057.57      Office Supplies
     45171        9/2/99      LINDY OFFICE PRODUCTS                    741.41      Office Supplies
     45172        9/2/99      ACT MEDICAL                           59,250.00      Consulting Fees
     45173        9/2/99      AFCO                                  21,805.14      Director's & Officer's Insurance
     45174        9/2/99      ANDREW RUTLAND, M.D.                   2,000.00      Consulting Fees
     45175        9/2/99      BELL ATLANTIC                             20.51      Telephone
     45176        9/2/99      BOWNE OF LOS ANGELES                   1,477.00      Printing: 8K Reporting
     45177        9/2/99      BSMG WORLDWIDE COMMUN                  4,440.01      Bankruptcy Reporting
     45178        9/2/99      CARIN BEANS                              435.00      Consulting Fees
     45179        9/2/99      CITY OF SPOKANE                           80.00      Business License Fee
     45180        9/2/99      COAST TO COAST                         6,539.07      Annual Maintenance Contracts
     45181        9/2/99      DEPT OF RADIATION MEDICINE            17,337.00      Consulting Fees
     45182        9/2/99      DMV RENEWAL                            1,072.00      Company vehicle registration
     45183        9/2/99      EXEL LOGISTICS                            88.08      Freight
     45184        9/2/99      FARELLA, BRAUN & MARTELL              11,593.41      Legal - Patent Fees
     45185        9/2/99      FORTIS BENEFITS INSURANCE             17,136.31      Employee Insurance - Life, Disability
     45186        9/2/99      FS TEMPORARY PERSONNEL                 2,204.52      Temporary Employee Help
     45187        9/2/99      FUELMAN                                  321.60      Company vehicle gasoline
     45188        9/2/99      FEDERAL EXPRESS                          278.75      Freight
     45189        9/2/99      G.M.A.C.                                 833.03      Truck lease
     45190        9/2/99      GENEVA LABORATORIES, INC.              4,152.00      Product Sterilization & Testing Services
     45191        9/2/99      HAMILTON, BROOK, SMITH                 1,705.00      Legal - Patent Fees
     45192        9/2/99      HSBC BANK USA                                --      Void - invoice related to BK
     45193        9/2/99      IMAGYN FLEXIBLE SPENDING               2,964.73      Employee Flex Plan Spending Account Withholding
     45194        9/2/99      INTERCALL, INC.                          126.98      Telephone
     45195        9/2/99      IRVINE COMPANY                         1,287.42      HVAC for Lease Facilities
     45196        9/2/99      Kui Co.                                2,374.66      Raw Materials
     45197        9/2/99      LEO A GORDON, M.D.                     1,036.82      Consulting Fees
     45198        9/2/99      LINDY OFFICE PRODUCTS                        --      Void - Wrong Amount
     45199        9/2/99      LINDY OFFICE PRODUCTS                        --      Void - Wrong Amount
     45200        9/2/99      Management Solutions, Inc              8,480.00      Temporary Employee Help
     45201        9/2/99      MORRISON & FOERSTER LLP               12,803.12      Legal - Patent Fees
     45202        9/2/99      NEW ADVERTISING, INC.                  2,000.00      Promotions
     45203        9/2/99      NEW JERSEY DIV. OF TAXATION               73.06      Taxes: License
     45204        9/2/99      NYS UNEMPLOYMENT INSURANCE               100.00      Unemployment Insurance
     45205        9/2/99      O'NEIL STORAGE                           227.60      Storage Services
     45206        9/2/99      ORANGE COUNTY REGISTER                   362.50      Employee Newspaper Job Ads
     45207        9/2/99      PACIFIC BELL                           2,264.89      Telephone
     45208        9/2/99      PROFESSIONAL STAFFING SERV             9,292.93      Temporary Employee Help
     45209        9/2/99      PRUDENTIAL OVERALL SUPPLY                355.58      Operating Supplies
     45210        9/2/99      RIVERTEK MEDICAL SYSTEMS               4,569.67      R&D Consulting Fees
     45211        9/2/99      ROI SYSTEMS, INC.                      6,360.49      Software Maintenance Fee
     45212        9/2/99      SOUTHERN CALIFORNIA EDISON            27,844.51      Electricity
     45213        9/2/99      SURE LEASE RENTALS, INC.                 350.19      Equipment Rent
     45214        9/2/99      SUSAN NICKERSON                           92.79      Employee T&E
     45215        9/2/99      TW METALS                              4,370.00      Raw Materials Deposit
     45216        9/2/99      U.S. HEALTHWORKS MEDICAL                     --      Void - Wrong Amount
     45217        9/2/99      U.S. HEALTHWORKS MEDICAL               1,740.01      Employee work-related health medical examinations
     45218        9/2/99      UNDERWRITERS LABORATORIES                 87.50      Outside Lab Testing
     45219        9/2/99      UPS CUSTOMHOUSE BROKERAGE                 20.00      Freight
     45220        9/2/99      VE ASSOCIATES                             15.24      Video Copy Services
     45221        9/2/99      VIRGINIA DEPT OF TAXATION                 10.00      Late Filing Penalty
     45222        9/2/99      VWR SCIENTIFIC PRODUCTS                  370.52      Raw Materials Deposit
     45223        9/2/99      WILLIAMS/GLOBAL ACCESS                   182.76      Telephone
     45224        9/2/99      MCI WORLDCOM COMM, INC.               14,847.52      Telephone
     45225        9/2/99      WASTE MGMT OF ORANGE COUNTY              384.00      Utilities
     45226        9/2/99      WATERVIEW RESOLUTION CORP              1,348.56      Capital Lease
     45227        9/2/99      XEROX CORPORATION                         49.73      Office Supplies
     45228        9/2/99      YELLOW FREIGHT SYSTEM, INC               315.02      Freight
     45229        9/2/99      LINDY OFFICE PRODUCTS                     81.67      Office Supplies
     45230        9/2/99      LINDY OFFICE PRODUCTS                        --      Void - Wrong Amount
     45231        9/2/99      LINDY OFFICE PRODUCTS                  3,865.18      Office Supplies Deposit
     45232        9/3/99      ON-SITE LASERMEDIC                       412.00      Repairs & Maintenance

                       Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4769-011168 for the month of September 1999


CHECK NUMBER    CHECK DATE          VENDOR NAME                   CHECK AMOUNT          PURPOSE
--------------------------------------------------------------------------------------------------------------------------
     45233        9/7/99      CHILD SUPPORT COLLECTION                 137.06      Employee Garnishment
     45234        9/7/99      COUNTY OF ORANGE                         372.00      Employee Garnishment
     45235        9/7/99      COURT TRUSTEE                            434.00      Employee Garnishment
     45236        9/7/99      Court Trustee                            289.00      Employee Garnishment
     45237        9/7/99      DISTRICT COURT TRUSTEE                   450.00      Employee Garnishment
     45238        9/7/99      GREATER KALAMAZOO UNITED                 218.78      Employee P/R Deducted Contribution
     45239        9/7/99      Polk County Clerk of Court               272.19      Employee Garnishment
     45240        9/7/99      SHIRLEY MAY CRAMER                        50.00      Employee Garnishment
     45241        9/7/99      CHILD SUPPORT COLLECTION                  65.64      Employee Garnishment
     45242        9/7/99      B & C ENTERPRISES                            --      Clear Raw Materials Deposit
     45243        9/7/99      BOURHIS MOLD                                 --      Clear Mold Repair Deposit
     45244        9/7/99      EASTWATER SCIENTIFIC PROD                    --      Clear Raw Materials Deposit
     45245        9/7/99      GRIFFITH MICRO SCIENCE                       --      Clear Product Sterilization & Testing
                                                                                   Services Deposit
     45246        9/7/99      ICC INSTRUMENT CO., INC                      --      Clear Machine Calibration Deposit
     45247        9/7/99      M.A. HANNA RESIN                           7.38      Raw Materials Deposit
     45248        9/7/99      MICRO PRECISION CALIBRATI                    --      Clear Raw Materials Deposit
     45249        9/7/99      PERFORMANCE POLYMERS                         --      Clear Raw Materials Deposit
     45250        9/7/99      PRECISION OPTICS CORP.                       --      Clear Raw Materials Deposit
     45251        9/7/99      Popper & Sons                                --      Clear Raw Materials Deposit
     45252        9/7/99      RD Rubber Tech. Corp.                        --      Clear Raw Materials Deposit
     45253        9/7/99      BOURHIS MOLD                                 --      Clear Mold Repair Deposit
     45254        9/7/99      Popper & Sons                                --      Clear Raw Materials Deposit
     45255        9/7/99      BOURHIS MOLD                                 --      Clear Mold Repair Deposit
     45256        9/8/99      M.A. HANNA RESIN                             --      Clear Raw Materials Deposit
     45257        9/8/99      M.A. HANNA RESIN                             --      Clear Raw Materials Deposit
     45258        9/8/99      PEDI                                         --      Clear Mold Modification Deposit
     45259        9/8/99      UNITED PARCEL SERVICE                 11,680.19      Freight
     45260        9/8/99      IRVINE COMPANY                        25,571.00      Facility Lease Payment
     45261        9/9/99      Thomas CNC Machining                   2,250.00      Raw Materials Deposit
     45262        9/9/99      SL Packaging, Inc.                       605.00      Raw Materials Deposit
     45263        9/9/99      PRICE PRODUCTS                         6,264.00      Raw Materials Deposit
     45264        9/9/99      OVERLOOK OPTIK                         4,575.00      Raw Materials Deposit
     45265        9/9/99      JI MACHINE COMPANY, INC.               4,676.00      Raw Materials Deposit
     45266        9/9/99      COMPRESSION                            9,700.00      Raw Materials Deposit
     45267        9/9/99      APPERSON PRINT MANAGEMENT                    --      Void - Incorrect Amount
     45268        9/9/99      ADT SECURITY SERVICES                        --      Wrong Invoice Number
     45269        9/9/99      ADVANTA LEASING SERVICES                 552.77      Equipment Rent
     45270        9/9/99      AIT FREIGHT SYSTEMS                       50.00      Freight
     45271        9/9/99      ASHFORD & WRISTON                      1,303.88      Legal Fees
     45272        9/9/99      BOURHIS MOLD                           1,100.00      Mold Repair Deposit
     45273        9/9/99      CHICAGO TRUST CO.                     42,368.49      Employee 401K Plan Withholding
     45274        9/9/99      CLAUDIO A. HAUG, CPA                   1,257.50      Consulting Fees
     45275        9/9/99      CLEAN SOURCE                              73.69      Operating Supplies
     45276        9/9/99      COAST TO COAST                           171.32      Office Supplies
     45277        9/9/99      COMPUTER PATENT ANNUITIES              1,370.13      Legal - Patent Fees
     45278        9/9/99      DEETH WILLIAMS WALL                       29.37      Legal - Patent Fees
     45279        9/9/99      DEPOSITORY TRUST CO.                      85.00      Consulting Fees
     45280        9/9/99      DIEHL GLAESER HILTL & PAR                 73.41      Legal - Patent Fees
     45281        9/9/99      FISH & NEAVE                             700.00      Legal - Patent Fees
     45282        9/9/99      FS TEMPORARY PERSONNEL                 1,891.88      Temporary Employee Help
     45283        9/9/99      FEDERAL EXPRESS                           97.75      Freight
     45284        9/9/99      HAMILTON, BROOK, SMITH                    84.65      Legal - Patent Fees
     45285        9/9/99      HOWARD & HOWARD ATTORNEYS                375.00      Legal - Patent Fees
     45286        9/9/99      HYSTER CREDIT COMPANY                  1,032.84      Capital Lease
     45287        9/9/99      Kui Co.                                2,392.39      Raw Materials
     45288        9/9/99      Management Solutions, Inc              6,440.00      Temporary Employee Help
     45289        9/9/99      COMPRESSION                              120.75      Freight
     45290        9/9/99      MORRISON & FOERSTER LLP                  120.00      Legal - Patent Fees
     45291        9/9/99      NTFC Capital Corporation                 517.23      Capital Lease
     45292        9/9/99      NTFC Capital Corporation                  64.82      Equipment Rent
     45293        9/9/99      North American Van Lines               2,146.61      Moving Costs
     45294        9/9/99      ORANGE COUNTY REGISTER                 1,207.16      Employee Newspaper Job Ads
     45295        9/9/99      PAGENET-PAGING NETWORK                 2,382.45      Telephone
     45296        9/9/99      PHILLIPS ORMONDE & FITZPATRICK           136.39      Legal - Patent Fees
     45297        9/9/99      PREFERRED EMPLOYMENT                      55.20      Temporary Employee Help
     45298        9/9/99      PROFESSIONAL STAFFING SERV             9,512.88      Temporary Employee Help
     45299        9/9/99      PRUDENTIAL OVERALL SUPPLY                145.06      Operating Supplies
     45300        9/9/99      RTP COMPANY                           24,024.00      Raw Materials
     45301        9/9/99      SAUNDERS & DOLLEYMORE                     90.00      Legal - Patent Fees
     45302        9/9/99      SPARKLETTS DRINKING WATER                 63.50      Office Supplies
     45303        9/9/99      U.S. BANCORP LEASING                   1,753.51      Capital Lease
     45304        9/9/99      WASTE MGMT OF ORANGE COUNTY              700.00      Utilities
     45305        9/9/99      WATERVIEW RESOLUTION CORP              1,348.56      Capital Lease
     45306        9/9/99      HOWARD & HOWARD ATTORNEYS                 90.47      Legal - Patent Fees
     45307        9/9/99      APPERSON PRINT MANAGEMENT SV           1,819.75      Deposit - Office Supplies
     45308        9/9/99      CHARLIE LEDOUX                               --      Void: Wrong Amount
     45309        9/9/99      DARRELL ECKSTEIN                      24,369.01      Employee T&E
     45310        9/9/99      DAVID G. GOODMAN                       2,098.90      Employee T&E
     45311        9/9/99      DEBORAH KAMINSKY                       3,684.82      Employee T&E
     45312        9/9/99      DENNIS CONSTANTINOU                   10,333.17      Employee T&E
     45313        9/9/99      DENNIS KYLE KIM                          237.65      Employee T&E

                       Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4769-011168 for the month of September 1999


CHECK NUMBER    CHECK DATE          VENDOR NAME                   CHECK AMOUNT          PURPOSE
--------------------------------------------------------------------------------------------------------------------------
     45314        9/9/99      EDWARD MUSOLFF                           321.10      Employee T&E
     45315        9/9/99      GABRIEL ORTIZ                             11.34      Employee T&E
     45316        9/9/99      GUY LOWERY                             3,184.78      Employee T&E
     45317        9/9/99      HENRY R. ROSSELL, JR.                  1,912.92      Employee T&E
     45318        9/9/99      LINDA ROSA                                33.40      Employee T&E
     45319        9/9/99      MICHAEL QUINN                                --      Void - Wrong Amount
     45320        9/9/99      PATRICIA SERRANO                          24.57      Employee T&E
     45321        9/9/99      RANDY CONDIE                           2,424.73      Employee T&E
     45322        9/9/99      ROBERT E. WALTON, JR.                  9,508.10      Employee T&E
     45323        9/9/99      SCOTT ZILIO                              927.17      Employee T&E
     45324        9/9/99      STEPHEN BAGLEY                           524.92      Employee T&E
     45325        9/9/99      STEPHEN BUMB                           1,310.67      Employee T&E
     45326        9/9/99      STEVE HARRINGTON                          98.45      Employee T&E
     45327        9/9/99      THOMAS L. KINDER                             --      Void Wrong Amount
     45328        9/9/99      ADT SECURITY SERVICES                    100.00      Security Services
     45329        9/9/99      CHARLIE LEDOUX                               --      Void: Wrong Amount
     45330        9/9/99      MICHAEL QUINN                                --      Void - Wrong Amount
     45331        9/9/99      CHARLIE LEDOUX                        16,374.55      Employee T&E
     45332        9/9/99      MICHAEL QUINN                          4,297.17      Employee T&E
     45333       9/10/99      GRIFFITH MICRO SCIENCE                 5,600.00      Product Sterilization & Testing Services Deposit
     45334       9/10/99      DECO TECH SYSTEMS                         98.03      Manufacturing Operating Supplies Deposit
     45335       9/10/99      Lab Safety Supply, Inc.                   59.52      Manufacturing Operating Supplies Deposit
     45336       9/10/99      CHARLES LAVERTY                        3,123.37      Employee T&E
     45337       9/10/99      THOMAS L. KINDER                      10,715.11      Employee T&E
     45338       9/10/99      KEVIN HIGGINS                          3,013.07      Consulting Fees
     45339       9/13/99      REDHILL FISCHER BUSINESS              47,520.00      Facility Lease Payment & Security Deposit
     45340       9/13/99      ELLIOT KORNBERG M.D., P.A              8,333.00      Consulting Fees
     45341       9/13/99      NAMSA                                  1,186.50      Product Sterilization & Testing Services Deposit
     45342       9/14/99      SK ADVERTISING                        11,338.56      Bankruptcy Newspaper Articles
     45343       9/14/99      Popper & Sons                                --      Clear Raw Materials Deposit
     45344       9/14/99      Popper & Sons                                --      Clear Raw Materials Deposit
     45345       9/15/99      ADVANTA BUSINESS SERVICES                351.27      Equipment Rent
     45346       9/15/99      UNITED PARCEL SERVICE                  9,647.35      Freight
     45347       9/15/99      APPLIED FIBEROPTICS                          --      Clear Raw Materials Deposit
     45348       9/15/99      Lehner/Martin, Inc.                          --      Clear Chemicals Deposit
     45349       9/15/99      M.A. HANNA RESIN                             --      Clear Raw Materials Deposit
     45350       9/15/99      MANGAR INDUSTRIES INC                        --      Clear Raw Materials Deposit
     45351       9/15/99      NAMSA                                        --      Clear Product Sterilization & Testing
                                                                                   Services Deposit
     45352       9/15/99      PEDI                                         --      Clear Mold Modification Deposit
     45353       9/15/99      PRECISION OPTICS CORP.                       --      Clear Raw Materials Deposit
     45354       9/15/99      RD Rubber Tech. Corp.                        --      Clear Raw Materials Deposit
     45355       9/15/99      SEA-DOG CORP.                                --      Clear Raw Materials Deposit
     45356       9/15/99      SL Packaging, Inc.                           --      Clear Raw Materials Deposit
     45357       9/16/99      CALLANAN RF SEALING SYSTEM               224.74      Raw Materials Deposit
     45358       9/16/99      ADI MEDICAL                              689.00      Deposit - Raw Materials
     45359       9/16/99      BOURHIS MOLD                             875.00      Mold Repair Deposit
     45360       9/16/99      ELKAY PRODUCTS, INC.                   2,217.80      Raw Materials Deposit
     45361       9/16/99      HORIZON MEDICAL, INC.                  3,637.50      Raw Materials Deposit
     45362       9/16/99      ICC INSTRUMENT CO., INC                      --      Clear Machine Calibration Deposit
     45363       9/16/99      EASTWATER SCIENTIFIC PROD              1,235.95      Raw Materials Deposit
     45364       9/16/99      XPEDX                                    571.98      Operating Supplies Deposit
     45365       9/16/99      DRI-AIR INDUSTRIES                     4,000.00      Mfg Equipment Deposit
     45366       9/16/99      M.A. HANNA RESIN                       1,890.00      Raw Materials Deposit
     45367       9/16/99      M.A. HANNA RESIN                       1,740.00      Raw Materials Deposit
     45368       9/16/99      M.A. HANNA RESIN                       1,740.00      Raw Materials Deposit
     45369       9/16/99      M.A. HANNA RESIN                      10,030.65      Raw Materials Deposit
     45370       9/16/99      POLYGON COMPANY                        2,480.00      Raw Materials Deposit
     45371       9/16/99      POLYGON COMPANY                        2,480.00      Raw Materials Deposit
     45372       9/16/99      ULINE SHIPPING SUPPLY                  1,118.00      Raw Materials Deposit
     45373       9/16/99      ACE PARKING MANAGEMENT                   770.00      Facility Lease - Parking Costs
     45374       9/16/99      AMERICAN EXPRESS                         412.14      Finance Charges - Interest
     45375       9/16/99      ARCUS DATA SECURITY                      252.50      Computer Data Storage
     45376       9/16/99      ASAMURA PATENT OFFICE                  2,348.06      Legal - Patent Fees
     45377       9/16/99      AT&T                                      17.56      Telephone
     45378       9/16/99      BELL ATLANTIC                             19.00      Telephone
     45379       9/16/99      BOWNE OF LOS ANGELES                     464.00      Printing: 8K Reporting
     45380       9/16/99      CHICAGO TRUST CO.                     33,316.16      Employee 401K Plan Withholding
     45381       9/16/99      COAST TO COAST                           116.48      Office Supplies
     45382       9/16/99      COMPUTER DISCOUNT WH                   1,820.07      Computer Repairs & Maintenance
     45383       9/16/99      COMPUTER PATENT ANNUITIES              2,011.92      Legal - Patent Fees
     45384       9/16/99      DENVER POST                              495.44      Employee Newspaper Job Ads
     45385       9/16/99      EXECUTIVE MICRO, INC.                     60.00      Repairs & Maintenance
     45386       9/16/99      FARELLA, BRAUN & MARTELL               6,755.23      Legal - Patent Fees
     45387       9/16/99      FS TEMPORARY PERSONNEL                 1,402.00      Temporary Employee Help
     45388       9/16/99      GOFORTH & MARTI                          456.34      Office Supplies
     45389       9/16/99      HEWLETT PACKARD                          920.01      Repairs & Maintenance
     45390       9/16/99      HOWARD & HOWARD ATTORNEYS                300.00      Legal - Patent Fees
     45391       9/16/99      IMAGYN FLEXIBLE SPENDING               3,144.73      Employee Flex Plan Spending Account Withholding
     45392       9/16/99      INTEGRATED MANAGEMENT SERV            54,170.00      Information Services: MIS Outsourcing
     45393       9/16/99      INTERCALL, INC.                           44.87      Telephone
     45394       9/16/99      IRVINE COMPANY                         2,291.00      HVAC for Lease Facilities

                       Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4769-011168 for the month of September 1999


CHECK NUMBER    CHECK DATE          VENDOR NAME                   CHECK AMOUNT          PURPOSE
--------------------------------------------------------------------------------------------------------------------------
     45395       9/16/99      Kui Co.                                2,236.56      Raw Materials
     45396       9/16/99      LINDY OFFICE PRODUCTS                    762.97      Office Supplies Deposit
     45397       9/16/99      LUCENT TECHNOLOGIES                    4,368.00      Telephone
     45398       9/16/99      Management Solutions, Inc              2,800.00      Temporary Employee Help
     45399       9/16/99      MANAN MEDICAL PRODUCTS                13,790.00      Raw Materials
     45400       9/16/99      MCI Telecommunications                    83.32      Telephone
     45401       9/16/99      Messe Dusseldorf North Am              4,750.00      Convention & Trade Show (International)
     45402       9/16/99      NAMSA                                    937.50      Product Sterilization & Testing Services Deposit
     45403       9/16/99      NORWEST FINANCIAL LEASING              1,483.08      Equipment Rent
     45404       9/16/99      NTFC Capital Corporation                  64.82      Equipment Rent
     45405       9/16/99      OAG POCKET FLIGHT GUIDE                  102.90      Office Supplies
     45406       9/16/99      PACIFIC BELL                           6,680.41      Telephone
     45407       9/16/99      PAGENET-PAGING NETWORK                   662.34      Telephone
     45408       9/16/99      PEDI                                     204.75      Mold Modification
     45409       9/16/99      PRAXAIR DISTRIBUTION INC.                 32.63      Freight
     45410       9/16/99      PROFESSIONAL STAFFING SERV             9,939.47      Temporary Employee Help
     45411       9/16/99      PRUDENTIAL OVERALL SUPPLY                207.08      Operating Supplies
     45412       9/16/99      Plasto Tech Int' Inc.                        --      Void - Wrong Amount
     45413       9/16/99      Polycraft, Inc.                          457.09      Raw Materials
     45414       9/16/99      QWEST/LCI                              7,156.27      Telephone
     45415       9/16/99      U V SOURCE, INC                              --      Void - Wrong Name
     45416       9/16/99      SOUTHERN CALIFORNIA EDISON             7,338.94      Electricity
     45417       9/16/99      SUZANNE KORNMAIER                         31.25      Consulting Fees
     45418       9/16/99      TRANSAMERICA INSURANCE FIN                   --      Void - Wrong Amount
     45419       9/16/99      US OFFICE PRODUCTS                       279.76      Office Supplies
     45420       9/16/99      WALL STREET JOURNAL                      188.56      Office Supplies
     45421       9/16/99      MCI WORLDCOM COMM, INC.                3,048.19      Telephone
     45422       9/16/99      U V SOURCE, INC                          358.81      Manufacturing Operating Supplies
     45423       9/17/99      Plasto Tech Int' Inc.                        --      Clear Raw Materials Deposit
     45424       9/17/99      Plasto Tech Int' Inc.                  3,960.00      Raw Materials
     45425       9/17/99      CARIN BEANS                              105.00      Consulting Fees
     45426       9/17/99      NM TAXATION & REVENUE DEP                258.37      August 1999 Gross Receipts Tax
     45427       9/17/99      STATE OF MICHIGAN                        494.00      August 1999 Sales & Use Tax
     45428       9/17/99      SOUTHERN CALIFORNIA EDISON                   --      Void - Wrong Amount
     45429       9/17/99      Allied High Tech. Product                    --      Void - Wrong Account Number
     45430       9/17/99      Allied High Tech. Product                    --      Void - Incorrect Amount
     45431       9/17/99      R.S. Hughes Co. Inc.                   1,167.60      Raw Materials Deposit
     45432       9/17/99      AAA PORTABLE RENTAL                      200.00      Moving Costs - Warehouse
     45433       9/17/99      CYBERSPACE PROMOTIONS, INC             1,547.50      Consulting Fees
     45434       9/21/99      BI-COUNTY TIRE CORP                      545.10      Auto & Misc Transportation Deposit
     45435       9/20/99      BOURHIS MOLD                           1,187.50      Mold Repair Deposit
     45436       9/20/99      Allied High Tech. Products               352.98      Deposit - Raw Materials
     45437       9/20/99      SEELYE PLASTICS, INC.                    231.00      Small Tools & Equip Deposit
     45438       9/21/99      POLYGON COMPANY                              --      Clear Raw Materials Deposit
     45439       9/21/99      RD Rubber Tech. Corp.                        --      Clear Raw Materials Deposit
     45440       9/21/99      Thomas CNC Machining                         --      Clear Raw Materials Deposit
     45441       9/21/99      ULINE SHIPPING SUPPLY                        --      Clear Raw Materials Deposit
     45442       9/21/99      UNIFORM TUBES, INC.                          --      Clear Raw Materials Deposit
     45443       9/21/99      COOK SPRING COMPANY                    8,575.00      Raw Materials Deposit
     45444       9/21/99      UNITED PARCEL SERVICE                  7,842.71      Freight
     45445       9/21/99      LINDY OFFICE PRODUCTS                        --      Clear Office Supplies Deposit
     45446       9/21/99      LINDY OFFICE PRODUCTS                        --      Clear Office Supplies Deposit
     45447       9/21/99      LINDY OFFICE PRODUCTS                        --      Clear Office Supplies Deposit
     45448       9/21/99      LINDY OFFICE PRODUCTS                        --      Void - Wrong Amount
     45449       9/21/99      LINDY OFFICE PRODUCTS                        --      Clear Office Supplies Deposit
     45450       9/21/99      GRIFFITH MICRO SCIENCE                       --      Clear Product Sterilization &
                                                                                   Testing Services Deposit
     45451       9/22/99      N/A                                          --      Void - Printer Error
     45452       9/22/99      POPPER & SONS, INCORP                    421.00      Raw Materials
     45453       9/22/99      BI-COUNTY TIRE CORP                          --      Clear Auto & Misc Transportation Deposit
     45454       9/22/99      ETHICON                                      --      Clear $0.00 Purchase Order Payable
     45455       9/22/99      IMAGYN MEDICAL TECHN                         --      Clear $0.00 Purchase Order Payable
     45456       9/22/99      IRIS / STATSPIN                              --      Clear $0.00 Purchase Order Payable
     45457       9/22/99      M.A. HANNA RESIN                             --      Clear Raw Materials Deposit
     45458       9/22/99      Mcmaster-Carr Supply                         --      Clear Operating Supplies Deposit
     45459       9/22/99      IMAGYN MEDICAL - SURGICAL                    --      Clear $0.00 Purchase Order Payable
     45460       9/22/99      SL Packaging, Inc.                           --      Clear Raw Materials Deposit
     45461       9/22/99      TIMM MEDICAL RESEARCH                        --      Clear $0.00 Purchase Order Payable
     45462       9/22/99      M.A. HANNA RESIN                             --      Clear Raw Materials Deposit
     45463       9/22/99      EASTWATER SCIENTIFIC PROD                    --      Clear Raw Materials Deposit
     45464       9/22/99      EASTWATER SCIENTIFIC PROD                    --      Clear Raw Materials Deposit
     45465       9/23/99      Grainger                                 598.81      Operating Supplies Deposit
     45466       9/23/99      Grainger                                 787.24      Operating Supplies Deposit
     45467       9/23/99      BENJAMIN CHEN                            104.20      Employee T&E
     45468       9/23/99      CHARLIE LEDOUX                         1,182.03      Employee T&E
     45469       9/23/99      DAVID REUTER                              47.00      Employee T&E
     45470       9/23/99      DEBORAH KAMINSKY                       3,948.85      Employee T&E
     45471       9/23/99      EDWARD MUSOLFF                            79.97      Employee T&E
     45472       9/23/99      GARY SANDERS                           5,994.69      Employee T&E
     45473       9/23/99      GEOFFREY FELLOWS                         205.30      Employee T&E
     45474       9/23/99      GUY LOWERY                               502.41      Employee T&E
     45475       9/23/99      HARRIET SCHWARTZMAN                          --      Void - Wrong Number

                       Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4769-011168 for the month of September 1999


CHECK NUMBER    CHECK DATE          VENDOR NAME                   CHECK AMOUNT          PURPOSE
--------------------------------------------------------------------------------------------------------------------------
     45476       9/23/99      HENRY R. ROSSELL, JR.                  1,339.82      Employee T&E
     45477       9/23/99      JOHN M. TAYLOR                         2,456.02      Employee T&E
     45478       9/23/99      LEONARD HANKINS                          163.80      Employee T&E
     45479       9/23/99      MALCOLM D. HEAVEN                      4,534.92      Employee T&E
     45480       9/23/99      MARY MUNDI                                89.15      Employee T&E
     45481       9/23/99      MICHAEL MONTEVIDEO                     4,171.58      Employee T&E
     45482       9/23/99      MICHAEL QUINN                          5,550.38      Employee T&E
     45483       9/23/99      RANDY CONDIE                           5,090.75      Employee T&E
     45484       9/23/99      ROBERT E. WALTON, JR.                  7,726.55      Employee T&E
     45485       9/23/99      SAMANTHA PROPECK                       5,776.45      Employee T&E
     45486       9/23/99      STEPHEN BAGLEY                         4,099.30      Employee T&E
     45487       9/23/99      STEPHEN BUMB                           2,026.62      Employee T&E
     45488       9/23/99      STEPHEN MCMINDES                         680.65      Employee T&E
     45489       9/23/99      STEVE HARRINGTON                          76.77      Employee T&E
     45490       9/23/99      TINA J TIPPS                             366.35      Employee T&E
     45491       9/23/99      Advanced Polymers, Inc.                6,270.00      Deposit - Raw Materials
     45492       9/23/99      ACR Enterprises                       11,351.00      Deposit - Raw Materials
     45493       9/23/99      EASTWATER SCIENTIFIC PROD              4,238.80      Raw Materials Deposit
     45494       9/23/99      FUJIKURA                              29,467.00      Raw Materials Deposit
     45495       9/23/99      MANGAR INDUSTRIES INC                  2,277.00      Raw Materials Deposit
     45496       9/23/99      M.A. HANNA RESIN                      10,030.65      Raw Materials Deposit
     45497       9/23/99      M.A. HANNA RESIN                      10,350.00      Raw Materials Deposit
     45498       9/23/99      Nypro Precision Assemblie             11,753.25      Raw Materials Deposit
     45499       9/23/99      Mcmaster-Carr Supply                     132.60      Manufacturing Operating Supplies Deposit
     45500       9/23/99      POPPER & SONS, INCORP                 14,820.00      Raw Materials Deposit
     45501       9/23/99      RD Rubber Tech. Corp.                  9,650.00      Raw Materials Deposit
     45502       9/23/99      RD Rubber Tech. Corp.                 10,725.00      Raw Materials Deposit
     45503       9/23/99      ULINE SHIPPING SUPPLY                  2,476.20      Raw Materials Deposit
     45504       9/23/99      ADP DATA PROCESSING                      565.15      Consulting Fees
     45505       9/23/99      BRADFORD BUILDING SERVICE                185.00      Janitorial Services
     45506       9/23/99      BURNS, DOANE, SWECKER                    348.33      Legal - Patent Fees
     45507       9/23/99      CALIFORNIA INTERIOR PLANT                221.16      Interior Live Plant Service
     45508       9/23/99      CHARLES KLIEMAN M.D.                  20,833.00      Consulting Fees
     45509       9/23/99      CHILD SUPPORT COLLECTION                 103.28      Employee Garnishment
     45510       9/23/99      CITY OF IRVINE                           100.00      False alarm fee
     45511       9/23/99      COAST TO COAST                           569.34      Office Supplies
     45512       9/23/99      Court Trustee                            174.50      Employee Garnishment
     45513       9/23/99      DE LAGE LANDEN FINANCIAL                 538.94      Equipment Rent
     45514       9/23/99      DE LAGE LANDEN FINANCIAL               1,057.31      Equipment Rent
     45515       9/23/99      DICKINSON WRIGHT                       1,413.60      Legal Fees
     45516       9/23/99      DISTRICT COURT TRUSTEE                   450.00      Employee Garnishment
     45517       9/23/99      FOODCRAFT                                182.58      Office Supplies
     45518       9/23/99      FS TEMPORARY PERSONNEL                 2,999.43      Temporary Employee Help
     45519       9/23/99      G.M.A.C.                                 833.03      Truck lease
     45520       9/23/99      GAS COMPANY                                8.58      Utilities - Gas
     45521       9/23/99      GREATER KALAMAZOO UNITED                 218.78      Employee P/R Deducted Contribution
     45522       9/23/99      INTEGRATED MANAGEMENT SERV            59,170.00      Information Services: MIS Outsourcing
     45523       9/23/99      IRON MOUNTAIN                            317.35      Storage Services
     45524       9/23/99      IRVINE COMPANY                         7,895.66      HVAC for Lease Facilities
     45525       9/23/99      J&H MARSH & McLENNAN                  25,997.00      Workers Compensation Insurance Installment
     45526       9/23/99      JOHN STIGGLEBOUT                      12,500.00      Consulting Fees
     45527       9/23/99      KNOBBE, MARTENS, OLSON                 2,000.00      Legal - Patent Fees
     45528       9/23/99      Kui Co.                                  764.64      Raw Materials
     45529       9/23/99      LINDY OFFICE PRODUCTS                    346.30      Office Supplies Deposit
     45530       9/23/99      Management Solutions, Inc              3,200.00      Temporary Employee Help
     45531       9/23/99      MORRISON & FOERSTER LLP                3,522.59      Legal - Patent Fees
     45532       9/23/99      NTFC Capital Corporation                 418.84      Capital Lease
     45533       9/23/99      NTFC Capital Corporation                 517.23      Capital Lease
     45534       9/23/99      O'NEIL STORAGE                         1,150.38      Storage Services
     45535       9/23/99      ON-SITE LASERMEDIC                        25.34      Repairs & Maintenance
     45536       9/23/99      PACIFIC BELL                           3,939.93      Telephone
     45537       9/23/99      PATRIOT-NEWS                             112.39      Newspaper Job Ads
     45538       9/23/99      PITNEY BOWES CREDIT CORP                 777.91      Postage
     45539       9/23/99      PROFESSIONAL STAFFING SERV                   --      Temporary Employee Help
     45540       9/23/99      PRUDENTIAL OVERALL SUPPLY                187.49      Operating Supplies
     45541       9/23/99      PITNEY BOWES                               5.00      Postage
     45542       9/23/99      Polk County Clerk of Court               272.19      Employee Garnishment
     45543       9/23/99      RIVERTEK MEDICAL SYSTEMS               1,468.50      R&D Consulting Fees
     45544       9/23/99      ROI SYSTEMS, INC.                        750.00      Computer Support
     45545       9/23/99      RTP COMPANY                           24,024.00      Raw Materials
     45546       9/23/99      Rutland-Tool & Supply Co                  11.17      Freight
     45547       9/23/99      SECURITY SYSTEMS PLUS                    108.00      Security System Monitoring Fee
     45548       9/23/99      SL Packaging, Inc.                        20.33      Raw Materials Deposit
     45549       9/23/99      SOUTHERN CALIFORNIA EDISON            15,442.16      Electricity
     45550       9/23/99      SPARKLETTS DRINKING WATER                 58.10      Office Supplies
     45551       9/23/99      STERICYCLE INC.                           47.69      Product Sterilization & Testing Services
     45552       9/23/99      TEMPSTAR SERVICES, INC.                  432.00      Temporary Employee Help
     45553       9/23/99      THE CLARION LEDGER                       227.07      Newspaper Job Ads
     45554       9/23/99      TRANSAMERICA INSURANCE FIN            26,614.15      General Liability Insurance Installment
     45555       9/23/99      UNITED STATES POSTAL SERV                800.00      Freight
     45556       9/23/99      WILLIAMS/GLOBAL ACCESS                   418.90      Telephone

                       Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4769-011168 for the month of September 1999


CHECK NUMBER    CHECK DATE          VENDOR NAME                   CHECK AMOUNT          PURPOSE
--------------------------------------------------------------------------------------------------------------------------
     45557       9/23/99      WILSON & HAMPTON                         974.00      Repairs & Maintenance
     45558       9/23/99      XEROX CORPORATION                            --      Void - Wrong Amount
     45559       9/23/99      PCM Industries                           700.00      Machinery move Deposit
     45560       9/23/99      XEROX CORPORATION                        367.28      Office Supplies
     45561       9/23/99      XEROX CORPORATION                      1,646.48      Equipment Rent
     45562       9/23/99      PROFESSIONAL STAFFING SERV             9,229.44      Temporary Employee Help
     45563       9/23/99      B & C ENTERPRISES                            --      Clear Raw Materials Deposit
     45564       9/24/99      ENGEL MACHINERY, INC.                        --      Clear Mfg Operating Supplies Deposit
     45565       9/24/99      EXTRUSIONEERING                              --      Clear Raw Materials Deposit
     45566       9/24/99      FUJIKURA                                     --      Clear Raw Materials Deposit
     45567       9/24/99      STERIGENICS INTERNATIONAL                558.00      Product Sterilization & Testing Services
     45568       9/24/99      UPS CUSTOMHOUSE BROKERAGE                232.25      Freight
     45569       9/24/99      EXTRUSIONEERING                              --      Clear Raw Materials Deposit
     45570       9/24/99      ICC INSTRUMENT CO., INC                  275.00      Machine Calibration Deposit
     45571       9/24/99      Advanced Polymers, Inc.                      --      Clear Raw Materials Deposit
     45572       9/24/99      GRIFFITH MICRO SCIENCE                       --      Clear Product Sterilization &
                                                                                   Testing Services Deposit
     45573       9/24/99      Lehner/Martin, Inc.                          --      Clear Chemicals Deposit
     45574       9/24/99      HARRIET SCHWARTZMAN                    3,193.29      Employee T&E
     45575       9/24/99      FUJIKURA                                     --      Clear Raw Materials Deposit
     45576       9/24/99      JI MACHINE COMPANY, INC.                     --      Clear Raw Materials Deposit
     45577       9/24/99      MANGAR INDUSTRIES INC                        --      Clear Raw Materials Deposit
     45578       9/24/99      Nypro Precision Assemblie                    --      Clear Raw Materials Deposit
     45579       9/24/99      POPPER & SONS, INCORP                        --      Clear Raw Materials Deposit
     45580       9/24/99      PORTLYN CORP.                                --      Clear Raw Materials Deposit
     45581       9/24/99      RD Rubber Tech. Corp.                        --      Clear Raw Materials Deposit
     45582       9/24/99      IRVINE APARTMENT COMMUNITY                   --      Void - Wrong Amount
     45583       9/24/99      IRVINE APARTMENT COMMUNITY             4,488.00      Executive Temporary Living Quarters
     45584       9/24/99      COOL SOLUTION INC.                           --      Void: Wrong Amount
     45585       9/27/99      COOL SOLUTION INC.                           --      Void: Wrong Amount
     45586       9/27/99      N/A                                          --      Void - Printer Error
     45587       9/27/99      N/A                                          --      Void - Printer Error
     45588       9/27/99      COOL SOLUTION INC.                           --      Clear Repairs & Maintenance Deposit
     45589       9/27/99      ON-SITE LASERMEDIC                       533.64      Repairs & Maintenance
     45590       9/27/99      N/A                                          --      Void - Printer Error
     45591       9/27/99      STEPHEN GOULD CORPORATION                    --      Clear Raw Materials Deposit
     45592       9/27/99      ADI MEDICAL                                  --      Clear Raw Materials Deposit
     45593       9/27/99      BOURHIS MOLD                                 --      Clear Mold Repair Deposit
     45594       9/27/99      Century Industries                           --      Clear Raw Materials Deposit
     45595       9/27/99      ENGEL MACHINERY, INC.                        --      Clear Mfg Operating Supplies Deposit
     45596       9/27/99      MALLINCKRODT MEDICAL INC.                    --      Clear Raw Materials Deposit
     45597       9/27/99      COMPRESSION                                  --      Clear Raw Materials Deposit
     45598       9/27/99      Nypro Precision Assemblie                    --      Clear Raw Materials Deposit
     45599       9/27/99      STEPHEN GOULD CORPORATION                    --      Clear Raw Materials Deposit
     45600       9/27/99      ULINE SHIPPING SUPPLY                        --      Clear Raw Materials Deposit
     45601       9/27/99      DEPT. OF LABOR & INDUSTRIAL               69.11      Workers Comp - State of WA
     45602       9/28/99      GEORGE BRAZIL                          2,350.00      Equipment Rent
     45603       9/28/99      GAR INTERNATIONAL                        463.60      Freight
     45604       9/28/99      UPS CUSTOMHOUSE BROKERAGE                266.50      Freight
     45605       9/28/99      UNITED PARCEL SERVICE                  3,959.01      Freight
     45606       9/28/99      LABELTRONIX                              542.16      Raw Materials
     45607       9/28/99      LINDY OFFICE PRODUCTS                        --      Clear Office Supplies Deposit
     45608       9/29/99      GRIFFITH MICRO SCIENCE                       --      Clear Product Sterilization &
                                                                                   Testing Services Deposit
     45609       9/29/99      AGRAS BILLING - MACC                         --      Zero Dollar Check to clear
                                                                                   invoice paid by CL Aviation
     45610       9/29/99      CORPORATE JETS, INC.                         --      Zero Dollar Check to clear
                                                                                   invoice paid by CL Aviation
     45611       9/29/99      DUNCAN AVIATION                              --      Clear Raw Materials Deposit
     45612       9/29/99      JET SUPPORT SERVICES INC.                    --      Zero Dollar Check to clear
                                                                                   invoice paid by CL Aviation
     45613       9/29/99      LEADING EDGE AVIATION                        --      Zero Dollar Check to clear
                                                                                   invoice paid by CL Aviation
     45614       9/29/99      MARTIN AVIATION                              --      Zero Dollar Check to clear
                                                                                   invoice paid by CL Aviation
     45615       9/29/99      PACIFIC AERO TECH INC.                       --      Zero Dollar Check to clear
                                                                                   invoice paid by CL Aviation
     45616       9/29/99      EASTWATER SCIENTIFIC PROD                    --      Clear Raw Materials Deposit
     45617       9/30/99      ENGEL MACHINERY, INC.                        --      Clear Mfg Operating Supplies Deposit
     45618       9/30/99      EASTWATER SCIENTIFIC PROD                    --      Clear Raw Materials Deposit
     45619       9/30/99      BOURHIS MOLD                                 --      Clear Mold Repair Deposit
     45620       9/30/99      BOURHIS MOLD                                 --      Clear Mold Repair Deposit
     45621       9/30/99      ARROWHEAD WATER                              --      Clear Debit Memo
     45622       9/30/99      M.A. HANNA RESIN                             --      Clear Raw Materials Deposit
     45623       9/30/99      M.A. HANNA RESIN                             --      Clear Raw Materials Deposit
     45624       9/30/99      M.A. HANNA RESIN                             --      Clear Raw Materials Deposit
     45625       9/30/99      ACR Enterprises                              --      Clear Raw Materials Deposit
     45626       9/30/99      B & C MACHINE                                --      Clear Raw Materials Deposit
     45627       9/30/99      DECO TECH SYSTEMS                            --      Clear Operating Supplies Deposit
     45628       9/30/99      HORIZON MEDICAL, INC.                        --      Clear Raw Materials Deposit
     45629       9/30/99      ICC INSTRUMENT CO., INC                      --      Clear Machine Calibration Deposit
     45630       9/30/99      Integrated Holdings Inc.                     --      Clear Raw Materials Deposit
     45631       9/30/99      Lab Safety Supply, Inc.                      --      Clear Operating Supplies Deposit
     45632       9/30/99      M.A. HANNA RESIN                             --      Clear Raw Materials Deposit
     45633       9/30/99      MYRIAD ENTERPRISES                           --      Clear Raw Materials Deposit
     45634       9/30/99      SL Packaging, Inc.                           --      Clear Raw Materials Deposit
     45635       9/30/99      ULINE SHIPPING SUPPLY                        --      Clear Raw Materials Deposit
     45636       9/30/99      BOURHIS MOLD                                 --      Clear Mold Repair Deposit
     45637       9/30/99      TIMM MEDICAL RESEARCH                        --      Clear $0.00 Purchase Order Payable

                       Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4769-011168 for the months of September 1999


CHECK NUMBER    CHECK DATE          VENDOR NAME           CHECK AMOUNT                  PURPOSE
------------    ----------    ------------------------    ------------     ----------------------------------
     45638       9/30/99      VWR SCIENTIFIC PRODUCTS               --     Clear Raw Materials Deposit
     45639       9/30/99      WILLIAM ERNEST & COMPANY              --     Clear $0.00 Purchase Order Payable
                                                          ------------
                              Total                       1,431,475.79


LESS: CHECKS ISSUED IN MONTHS PRIOR TO SEPTEMBER 1999; BUT VOIDED IN SEPTEMBER 1999

    Check Date          Void Date       Vendor Name
-------------------     ---------    ------------------
     6/16/99            9/22/99      Secretary of State          (6.00)    Payment not needed: returned by vendor
     8/19/99            9/13/99      Delta Air Lines           (120.33)    Freight check not needed
     8/19/99             9/1/99      NTFC Corporation          (517.23)    Lost check: replaced by check #45291, 09/09/99
     8/19/99             9/1/99      NTFC Corporation           (64.82)    Lost check: replaced by check #45292, 09/09/99
                                                          ------------
                                                               (708.38)
                                                          ============
Adjusted Grand Total Checks issued in September 1999      1,430,767.41
                                                          ============

                                   Sept. 1999

IMAGYN SURGICAL
Old Kent Bank Disbursement Account - 1319982
September 1, 1999 - September 30, 1999

CHECK NUMBER  CHECK DATE   VENDOR NAME                             AMOUNT   PAYMENT TYPE   REASON
-----------------------------------------------------------------------------------------------------------
  163250       90199    Accountemps                                  400.00      CIA       temp agency
  163251       90299    JB Printing Co.                            3,660.00      COD       supplies
  163252       90199    Brunk Industries, Inc.                     1,056.15      CIA       raw material
  163253       90199    Green Bay Packaging, Inc.                  1,735.70     Terms      supplies
  163254       90199    VOID
  163255       90199    Perfecseal, Inc.                           4,748.02      CIA       raw material
  163256       90299    One Way Products, Inc.                       532.80      COD       supplies
  163257       90299    RJS Precision Extrusions                  17,692.78      CIA       raw material
  163258       90299    Swissturn                                  2,601.05      COD       raw material
  163259       90299    VOID
  163260       90299    Roadway Express                              214.18      COD       freight
  163261       90299    Accusil, Inc.                             13,600.00      CIA       raw material
  163262       60299    Kerk Motion Products, Inc.                 3,800.34      COD       raw material
  163263       90299    JK Machining                              33,795.00  R&D progress  tooling
  163264       90299    Tryco Tool & Mfg. Co.                     18,225.00      CIA       raw material
  163265       90799    Big Apple Bagels                              42.68      COD       bagels
  163266       90299    Airborne Express                              17.30     TERMS      freight
  163267       90299    Ameritech                                    516.56     TERMS      phone
  163268       90299    Blanchard Training                         4,102.42     TERMS      sales training
  163269       90299    Compressed Air Engineering                 1,431.21     TERMS      compressor service
  163270       90299    Duggan & Associates                        5,000.00     TERMS      recruiter
  163271       90299    Estes Express Lines                          357.24     TERMS      freight
  163272       90299    Federal Express Corp.                        167.00     TERMS      freight
  163273       90299    Manpower of Lansing, MI                   15,662.86     TERMS      temp agency
  163274       90299    Novation, LLC                             13,534.34     TERMS      national account
  163275       90299    Semco Energy                                  25.86     TERMS      gas bill
  163276       90299    W. B. Sanders Company                        112.00     TERMS      Site Select Mktg.
  163277       90299    Techstaff Inc. of Michigan                 1,630.00     TERMS      temp agency
  163278       90299    Besco                                         30.80     TERMS      water for warehouse
  163279       90299    Endoscopic Concepts                       30,000.00     TERMS      royalty
  163280       90299    Tenet Healthcare Corp.                    11,757.77     TERMS      national account
  163281       90799    United Parcel Service                      5,404.08     TERMS      freight
  163282       90799    Queen Screw & Mfg.                         3,958.35      COD       raw material
  163283      9/8/99    ACCOUNTEMPS                                  278.88      CIA       temp agency
  163284      9/8/99    STAGGS VENDING                               302.00      COD       supplies
  163285      9/8/99    VOID
  163286      9/8/99    WINSTON HEAT TREATMENT                       717.25      COD       supplies
  163287      9/8/99    BRUNK INDUSTRIES                           4,187.07      CIA       raw material
  163288      9/8/99    ACCUMET LASER INC                            960.96     TERMS      raw material
  163289      9/8/99    DESIGN STANDARDS CORP.                    11,794.59     TERMS      raw material
  163290      9/8/99    FOCUS                                        625.00     TERMS      supplies
  163291      9/8/99    MCMASTER-CARR SUPPLY                       1,872.23     TERMS      raw material
  163292      9/8/99    MICRO-MATICS                               2,776.00     TERMS      raw material
  163293      9/8/99    REXAM MEDICAL PKG.                            37.72     TERMS      raw material
  163294      9/8/99    NEW TECH MFG., INC.                        2,812.70     TERMS      raw material
  163295      9/8/99    OKAY INDUSTRIES                               92.40     TERMS      raw material
  163296      9/8/99    PARAGON MEDICAL, INC.                      2,141.90     TERMS      raw material
  163297      9/8/99    PERFORMANCE COMMUNICATION                  2,436.39     TERMS      raw material
  163298      9/8/99    VOID

                                   Sept. 1999

CHECK NUMBER  CHECK DATE   VENDOR NAME                             AMOUNT   PAYMENT TYPE   REASON
-----------------------------------------------------------------------------------------------------------
  163299      9/8/99    RAPID PACKAGING CORP.                      2,410.38     TERMS      raw material
  163300      9/8/99    SPECIALTY COATING SYSTEMS                    747.16     TERMS      raw material
  163301      9/8/99    STAT-EASE                                    710.00     TERMS      raw material
  163302      9/8/99    STERIGENICS INTERNATIONAL                  3,588.99     TERMS      sterility
  163303      9/8/99    STERILE SYSTEMS                            1,065.00     TERMS      sterility
  163304      9/8/99    ZEUS IND PRODUCTS                            317.51     TERMS      raw material
  163305      9/8/99    MICRO PLASTICS, INC.                          38.80     TERMS      raw material
  163306      9/8/99    G & G MEDICAL TECHNOLOGIES                   341.00     TERMS      raw material
  163307      9/8/99    CRYSTAL THERMOPLASTICS                     7,571.22     TERMS      raw material
  163308      9/8/99    GEMINI PLASTICS                           12,790.40      CIA       raw material
  163309      9/8/99    LIMTECH, INC.                             16,000.00      CIA       raw material
  163310      9/8/99    OKAY INDUSTRIES                           10,545.50      COD       raw material
  163311      9/8/99    RJS PRECISION EXT                          5,430.88      CIA       raw material
  163312      9/9/99    OFFICE DIRECT                                587.02      COD       supplies
  163313      9/9/99    FASTENAL COMPANY                           1,015.00      COD       raw material
  163314      9/10/99   CONSOLIDATED FREIGHTWAYS                     143.65     TERMS      freight
  163315      9/10/99   ADAMS/REMCO, INC                          12,038.63     TERMS      copier rental
  163316      9/10/99   ADT SECURITY SYSTEMS                          68.57     TERMS      warehouse security
  163317      9/10/99   AIRBORNE EXPRESS                              30.00     TERMS      freight
  163318      9/10/99   ALEXANDER HAMILTON INSTIT.                    75.00     TERMS      publication
  163319      9/10/99   ALL-PHASE ELECTRIC SUPPLY                    279.84     TERMS      supplies
  163320      9/10/99   AMERITECH                                  5,628.48     TERMS      phones
  163321      9/10/99   AT&T                                       1,076.80     TERMS      phones
  163322      9/10/99   BLAKE MEDICAL CENTER                         281.62     TERMS      refund
  163323      9/10/99   ACCOUNTEMPS                                  400.00      CIA       temp agency
  163324      9/10/99   JOHN BRANNIGAN                                48.57     TERMS      T/E
  163325      9/10/99   CONSOLIDATED FREIGHTWAYS                     162.17      COD       freight
  163326      9/10/99   THE DIALOG CORPORATION                        75.00     TERMS      Marketing
  163327      9/10/99   FEDERAL EXPRESS CORP.                        165.55     TERMS      freight
  163328      9/10/99   TREY GEORGE                                3,569.39     TERMS      T/E
  163329      9/10/99   LARRY GRIMM                                  855.76     TERMS      T/E
  163330      9/10/99   JANICE HANDLEY                                37.17     TERMS      T/E
  163331      9/10/99   HORNBLOWER CRUISES                         2,500.00     TERMS      Site Select Mktg.
  163332      9/10/99   ROGER JAMES                                  503.87     TERMS      T/E
  163333      9/10/99   KAISER PERMANENTE                             24.42     TERMS      refund
  163334      9/10/99   LAKESHORE LOOSELEAF CORP.                    367.79     TERMS      supplies
  163335      9/10/99   QWEST                                      6,825.64     TERMS      phones
  163336      9/10/99   JENNIFER LAWRENCE                            771.00     TERMS      T/E
  163337      9/10/99   JEFF LIU                                   1,662.04     TERMS      T/E
  163338      9/10/99   MANPOWER OF LANSING MI                    20,268.79     TERMS      temp agency
  163339      9/10/99   MILLER/GEER & ASSOCIATES                   3,917.56     TERMS      Site Select Mktg.
  163340      9/10/99   MIKE MONTY                                   520.91     TERMS      T/E
  163341      9/10/99   NORTHVIEW LABS                             8,000.00     TERMS      sterility
  163342      9/10/99   DAVID OZINGA                                  65.00     TERMS      T/E
  163343      9/10/99   ONE WAY PRODUCTS,INC.                        571.00     TERMS      supplies
  163344      9/10/99   OVERNITE TRANSPORTATION CO                   270.67     TERMS      freight
  163345      9/10/99   SONIA PARISI                                 790.04     TERMS      T/E
  163346      9/10/99   PETTY CASH                                   213.26     TERMS      petty cash
  163347      9/10/99   JULIE POWELL                                  81.23     TERMS      T/E
  163348      9/10/99   PURITY CYLINDER GASES                         67.75     TERMS      qtrly. cylinder rent
  163349      9/10/99   RICHLAND HOME CENTER                         321.58     TERMS      supplies
  163350      9/10/99   CHARLES ROBINSON                             758.53     TERMS      T/E
  163351      9/10/99   AL SCHIFF                                    387.89     TERMS      T/E
  163352      9/10/99   ROGER SCHULTZ                                101.30     TERMS      T/E
  163353      9/10/99   SECURITY ARCHIVES                            348.54     TERMS      data storage

                                   Sept. 1999

CHECK NUMBER  CHECK DATE   VENDOR NAME                             AMOUNT   PAYMENT TYPE   REASON
-----------------------------------------------------------------------------------------------------------
  163354      9/10/99   KAY BROWN                                     49.14     TERMS      T/E
  163355      9/10/99   SPARROW HEALTH SYSTEM                        847.29     TERMS      refund
  163356      9/10/99   TECHSTAFF INC. OF MICHIGAN                 1,630.00     TERMS      temp agency
  163357      9/10/99   THOMAS REGISTER OF AMERICA                   168.80     TERMS      publication
  163358      9/10/99   KEN WILSON                                   604.23     TERMS      T/E
  163359      9/10/99   SALVATORE SINIBALDI, JR.                     345.01     TERMS      T/E
  163360      9/10/99   LILIBET M. XENAKIS                           702.89     TERMS      T/E
  163361      9/10/99   UNIVERSITY OF PENNSYLVANIA                    85.69     TERMS      refund
  163362      9/10/99   BESCO                                         30.50     TERMS      supplies
  163363      9/10/99   CHARLES POLO & CO.                           100.51     TERMS      supplies
  163364      9/10/99   VDB MARKETING SERVICES B.V                 2,515.20     TERMS      T/E
  163365      9/10/99   ACCOUNTEMPS                                  700.00      CIA       temp agency
  163366      9/10/99   JOSEPH KLETZEL                               241.57     TERMS      T/E
  163367      9/10/99   MARVER CAM                                 9,458.73      COD       raw material
  163368      9/13/99   VOID
  163369      9/13/99   VOID
  163370      9/10/99   VOID
  163371      9/13/99   VOID
  163372      9/13/99   ITS COMMUNICATIONS                           139.00      COD       telephones
  163373      9/13/99   CON-WAY CENTRAL EXPRESS                       97.08      COD       freight
  163374      9/15/99   STAGGS VENDING                               241.71      COD       supplies
  163375      9/13/99   BIG APPLE BAGELS                              44.43      COD       bagels
  163376      9/13/99   PENN UNITED TECHNOLOGY, INC.             150,000.00      CIA       raw material
  163377      9/13/99   TECHSTAFF, INC. OF MICHIGAN                1,994.50     TERMS      temp agency
  163378      9/13/99   UNITED PARCEL SERVICE                      7,439.82     TERMS      freight
  163379      9/13/99   YELLOW FREIGHT SYSTEM                        202.90      COD       freight
  163380      9/13/99   MCLUBE                                     1,617.00      COD       supplies
  163381      9/15/99   OFFICE DIRECT                                396.41      COD       supplies
  163382      9/15/99   MEDLINE INDUSTRIES, INC.                     153.18      CIA       supplies
  163383      9/15/99   VOID
  163384      9/14/99   CHEMICAL SOLVENTS, INC.                      950.00      CIA       supplies
  163385      9/15/99   BRUNK INDUSTRIES, INC.                    13,901.92      CIA       raw material
  163386      9/15/99   BURCHETT QUALITY TOOL                        156.00      CIA       supplies
  163387      9/15/99   DAVIS INSTRUMENTS                            294.00      CIA       supplies
  163388      9/15/99   HYTECH SPRING & MACHINE                      448.00      CIA       raw material
  163389      9/15/99   ONE WAY PRODUCTS, INC.                       589.36      COD       supplies
  163390      9/15/99   TOMZ CORPORATION                          50,000.00      CIA       raw material
  163391      9/15/99   ABLE ELECTRO-POLISHING                       625.63      COD       supplies
  163392      9/15/99   EASI FILE                                     75.57      COD       supplies
  163393      9/15/99   SWISSTRONICS, INC.                           840.45      COD       raw material
  163394      9/15/99   RJS PRECISION EXTRUSIONS                   6,788.60      CIA       raw material
  163395      9/16/99   DONWELL COMPANY, INC.                      1,057.93      COD       supplies
  163396      6/16/99   QUEEN SCREW & MFG.                         1,160.35      COD       raw material
  163397      9/16/99   SPECIALTY COATING SYSTEMS                  1,586.04      COD       raw material
  163398      9/17/99   VOID
  163399      9/17/99   B&J MOVING AND STORAGE, INC.                 528.50     TERMS      offsite storage
  163400      9/17/99   ACCOUNTEMPS                                2,188.00      CIA       temp agency
  163401      9/17/99   CONSUMERS ENERGY                             500.64     TERMS      electric
  163402      9/17/99   DEPT. OF PUBLIC UTILITIES                  1,175.27     TERMS      Richland water bill
  163403      9/17/99   DISCOUNT DRAIN, INC.                         725.00     TERMS      service
  163404      9/17/99   ESTES EXPRESS LINES                          736.67     TERMS      freight
  163405      9/17/99   FEDERAL EXPRESS CORP.                         24.00     TERMS      freight
  163406      9/17/99   FUJITSU FIN. SERVICES                      5,248.40     TERMS      telephones
  163407      9/17/99   HARBINGER CORPORATION                        241.73     TERMS      computers
  163408      9/17/99   HEWLETT-PACKARD                            1,093.02     TERMS      computers

                                   Sept. 1999

CHECK NUMBER  CHECK DATE   VENDOR NAME                             AMOUNT   PAYMENT TYPE   REASON
-----------------------------------------------------------------------------------------------------------
  163409      9/17/99   VOID
  163410      9/17/99   LINCOLN STUDIOS MIDWEST                   12,000.00     TERMS      Marketing
  163411      9/17/99   VOID
  163412      9/17/99   NEXTEL COMMUNICATIONS                        183.89     TERMS      phone/pagers
  163413      9/17/99   THE OAKLAND PRESS                            899.68     TERMS      ad placement
  163414      9/17/99   OVERNITE TRANSPORTATION CO.                  124.21     TERMS      freight
  163415      9/17/99   POSTMASTER                                   564.00                postal box rental
  163416      9/17/99   VOID
  163417      9/17/99   Rx OPTICAL                                   125.00     TERMS      safety glasses
  163418      9/17/99   ROSE EXTERMINATIONS                          140.00     TERMS      exterminator
  163419      9/17/99   RYDER TRUCK RENTAL, INC.                   1,930.44     TERMS      truck leasing
  163420      9/17/99   SWANSON COMM. FOOD EQUIP.                    147.17     TERMS      service
  163421      9/17/99   PAW PAW LAUNDRY                              109.29     TERMS      laundry service
  163422      9/17/99   MOLL INDUSTRIES (GEMINI)                  16,974.70      CIA       raw material
  163423      9/17/99   BARGER PACKAGING CORP.                    75,218.20      CIA       raw material
  163424      9/17/99   DESIGN STANDARDS CORP.                     1,819.48     TERMS      raw material
  163425      9/17/99   LIMTECH, INC.                             13,600.00      CIA       raw material
  163426      9/17/99   RANFAC CORP.                               1,139.25      CIA       raw material
  163427      9/17/99   TAK ENTERPRISES, INC.                     32,400.00      CIA       raw material
  163428      9/17/99   VOID
  163429      9/17/99   ITS COMMUNICATIONS                           208.00      COD       computers
  163430      9/17/99   SMALL PARTS, INC.                             92.74      COD       raw material
  163431      9/17/99   GREEN BAY PACKAGING INC.                   3,448.25     TERMS      supplies
  163432      9/17/99   MANPOWER OF LANSING MI                    22,162.56     TERMS      temp agency
  163433      9/17/99   JOHN G. SHELLEY CO., INC.                    357.71      COD       supplies
  163434      9/17/99   SPECIALTY COATING SYSTEMS                    715.24      COD       raw material
  163435      9/17/99   UNIVERSAL MEDICAL PRESS                    4,975.00     TERMS      Marketing
  163436      9/20/99   CON-WAY CENTRAL EXPRESS                       97.69      COD       freight
  163437      9/20/99   VOID
  163438      9/20/99   DELL COMPUTER CORP.                       10,654.06      CIA       computer
  163439      9/21/99   MIDWEST VETERINARY SUPPLY                     28.56      COD       supplies
  163440      9/21/99   OFFICE DIRECT                              1,122.80      COD       supplies
  163441      9/21/99   OKAY INDUSTRIES                            5,662.36      COD       raw material
  163442      9/21/99   RJS PRECISION EXTRUSIONS                  16,337.44     TERMS      raw material
  163443      9/21/99   STAGGS VENDING                               438.04      COD       supplies
  163444      9/21/99   UNITED PARCEL SERVICE                      3,841.56     TERMS      freight
  163445      9/22/99   HYTECH SPRING & MACHINE                    2,148.90      COD       raw material
  163446      9/22/99   TMD MACHINING, INC.                        1,119.40      COD       raw material
  163447      9/22/99   KINKO'S, INC.                                 47.70      COD       supplies
  163448      9/22/99   BRUNK INDUSTRIES, INC.                     5,289.30      CIA       raw material
  163449      9/22/99   DENCO INDUSTRIAL PRODUCTS                    341.30      COD       supplies
  163450      9/22/99   FASTENAL COMPANY                           4,682.50      COD       raw material
  163451      9/22/99   MEDLINE INDUSTRIES, INC.                     759.60      CIA       supplies
  163452      9/22/99   SPECIALTY COATING SYSTEMS                    656.82      COD       raw material
  163453      9/22/99   TOLAS HEALTH CARE PACKAGING                  950.00      CIA       supplies
  163454      9/23/99   JK MACHINING                              10,600.00      CIA       tooling
  163455      9/23/99   ONE WAY PRODUCTS, INC.                     1,048.81      COD       supplies
  163456      9/24/99   DAVID ALEXANDER                            1,431.79     TERMS      T/E
  163457      9/24/99   VOID
  163458      9/24/99   VOID
  163459      9/24/99   BATTLE CREEK ENQUIRER                      1,209.78     TERMS      ad placement
  163460      9/24/99   DAN BAUGHMAN                               3,360.90     TERMS      T/E
  163461      9/24/99   JILL BAUMAN                                  132.50     TERMS      T/E
  163462      9/24/99   BINGER SHIPPING SUPPLIES, INC                115.00     TERMS      supplies
  163463      9/24/99   JOE ABBATEMATTEO                           1,550.27     TERMS      T/E

                                   Sept. 1999

CHECK NUMBER  CHECK DATE   VENDOR NAME                             AMOUNT   PAYMENT TYPE   REASON
-----------------------------------------------------------------------------------------------------------
  163464      9/24/99   ACCOUNTEMPS                                1,780.00     TERMS      temp agency
  163465      9/24/99   JOHN BRANNIGAN                               512.49     TERMS      T/E
  163466      9/24/99   JOHN BUSSEY                                  428.88     TERMS      T/E
  163467      9/24/99   ANTHONY CHEVAIRE                           9,754.33     TERMS      T/E
  163468      9/24/99   CONSUMERS ENERGY                           7,492.98     TERMS      electric
  163469      9/24/99   C.P.M.                                       269.12     TERMS      computers
  163470      9/24/99   JOHN CRAFT                                   605.69     TERMS      T/E
  163471      9/24/99   TESSA CUNILLERA                            2,002.86     TERMS      T/E
  163472      9/24/99   DHL WORLDWIDE EXPRESS                        577.55     TERMS      freight
  163473      9/24/99   ERIC DENTON                                  775.69     TERMS      T/E
  163474      9/24/99   JEFFREY ERICKSON                             339.04     TERMS      T/E
  163475      9/24/99   ERVIN LEASING                                662.70     TERMS      freight
  163476      9/24/99   ESTES EXPRESS LINES                           93.97     TERMS      freight
  163477      9/24/99   FEDERAL EXPRESS CORP.                         94.50     TERMS      freight
  163478      9/24/99   JASON EISFELDER                            2,290.69     TERMS      T/E
  163479      9/24/99   JUSTIN FULLER                                955.50     TERMS      T/E
  163480      9/24/99   JACK GLEASON                                 565.66     TERMS      T/E
  163481      9/24/99   GEORGE GATTAS                              1,581.35     TERMS      T/E
  163482      9/24/99   GRAND RAPIDS PRESS                           615.75     TERMS      ad placement
  163483      9/24/99   LARRY GRIMM                                1,073.05     TERMS      T/E
  163484      9/24/99   ALLYSON GUYER                              1,015.95     TERMS      T/E
  163485      9/24/99   BRETT HATZ                                 1,342.81     TERMS      T/E
  163486      9/24/99   DAN HILL                                   1,183.73     TERMS      T/E
  163487      9/24/99   RYAN HALL                                  1,062.35     TERMS      T/E
  163488      9/24/99   GREG HUBERT                                2,809.18     TERMS      T/E
  163489      9/24/99   DAVID EDWARDS                                348.62     TERMS      T/E
  163490      9/24/99   SHAWN GALLIPEAU                            1,226.00     TERMS      T/E
  163491      9/24/99   INTERCALL                                  2,715.86     TERMS      telephones
  163492      9/24/99   JAMES JACKSON                              1,241.53     TERMS      T/E
  163493      9/24/99   KALAMAZOO GAZETTE                            888.82     TERMS      ad placement
  163494      9/24/99   JIM KICHLER                                4,800.29     TERMS      T/E
  163495      9/24/99   LABELING EQUIP., SUP., & SERV.               416.70     TERMS      supplies
  163496      9/24/99   JIM LAWS                                     755.36     TERMS      T/E
  163497      9/24/99   JENNIFER LAWRENCE                          1,086.47     TERMS      T/E
  163498      9/24/99   DONNA S. SHELTON                          13,522.37     TERMS      T/E
  163499      9/24/99   MANPOWER OF LANSING, MI                   21,234.74     TERMS      temp agency
  163500      9/24/99   ASHLEE MANGUS                                526.92     TERMS      T/E
  163501      9/24/99   L. ROBERT MARTIN III                       1,273.53     TERMS      T/E
  163502      9/24/99   DAVID MARQUARDT                              762.49     TERMS      T/E
  163503      9/24/99   NEWS EDGE                                    907.92     TERMS      subscription
  163504      9/24/99   ANNE NGUYEN                                1,264.12     TERMS      T/E
  163505      9/24/99   DAVID OZINGA                               2,097.43     TERMS      T/E
  163506      9/24/99   DANA OUELLETTE                               491.73     TERMS      T/E
  163507      9/24/99   SONIA PARISI                                  72.46     TERMS      T/E
  163508      9/24/99   SCOTT PELTON                               5,514.33     TERMS      T/E
  163509      9/24/99   STEPHEN PETERS                             1,014.23     TERMS      T/E
  163510      9/24/99   PARADISE VALLEY HOSPITAL                     193.50     TERMS      refund
  163511      9/24/99   JULIE POWELL                                 238.16     TERMS      T/E
  163512      9/24/99   CHARLES ROBINSON                           1,592.64     TERMS      T/E
  163513      9/24/99   ROGER SCHULTZ                                111.30     TERMS      T/E
  163514      9/24/99   MICHELLE SELVIG                              893.40     TERMS      T/E
  163515      9/24/99   SPARROW HEALTH SYSTEM                        138.56     TERMS      refund
  163516      9/24/99   STAP BROTHERS                              1,330.00     TERMS      grounds maint.
  163517      9/24/99   MICHELLE STEVENS                             753.76     TERMS      T/E
  163518      9/24/99   CROYAL STINNETT                              117.30     TERMS      T/E

                                   Sept. 1999

CHECK NUMBER  CHECK DATE   VENDOR NAME                             AMOUNT   PAYMENT TYPE   REASON
-----------------------------------------------------------------------------------------------------------
  163519      9/24/99   RYAN TAMURA                                2,141.22     TERMS      T/E
  163520      9/24/99   THOMPSON PUBLISHING GROUP                    293.50     TERMS      publication
  163521      9/24/99   JEFFREY WELCH                              1,088.16     TERMS      T/E
  163522      9/24/99   JENNIFER MATUSCIN                            718.94     TERMS      T/E
  163523      9/24/99   BRUCE WILHELM                              2,679.09     TERMS      T/E
  163524      9/24/99   BRENDA SAYLES                                454.08     TERMS      T/E
  163525      9/24/99   YORK HOSPITAL                                108.50     TERMS      refund
  163526      9/24/99   CENTENNIAL WIRELESS                          118.16     TERMS      truck cell phones
  163527      9/24/99   LESLIE HONICUTT                               10.08     TERMS      T/E
  163528      9/24/99   TAMERA LEWIS                                 109.51     TERMS      T/E
  163529      9/24/99   VANGUARD FIRE & SUPPLY CO.                   276.50     TERMS      fire ext. inspection
  163530      9/24/99   CHEMICAL SOLVENTS                             68.21     TERMS      supplies
  163531      9/24/99   SPOHN MEMORIAL HOSPITAL                       46.96     TERMS      refund
  163532      9/24/99   VDB MARKETING SERVICES                    14,134.53     TERMS      int'l. consultant
  163533      9/24/99   AMERICAN FREIGHTWAYS                          46.14     TERMS      freight
  163534      9/27/99   ITS COMMUNICATIONS                           139.00      COD       computers
  163535      9/24/99   FEINTOOL CINCINNATI, INC.                  7,015.56     TERMS      raw material
  163536      9/24/99   CRYSTAL ENGINEERING                        9,441.50     TERMS      raw material
  163537      9/24/99   GREG HUBERT                                1,643.15     TERMS      T/E
  163538      9/24/99   INSPECTION EQUIPMENT                         248.80     TERMS      supplies
  163539      9/24/99   INSTRON CORPORATION                          814.71     TERMS      supplies
  163540      9/24/99   MCMASTER-CARR SUPPLY CO.                     828.48     TERMS      raw material
  163541      9/24/99   MEDICAL ELASTOMER (MED INC)                4,354.01     TERMS      raw material
  163542      9/24/99   NEW TECH MFG., INC.                        4,074.30     TERMS      raw material
  163543      9/24/99   NORWOOD TOOL COMPANY                      22,872.00      CIA       raw material
  163544      9/24/99   MSC INDUSTRIAL SUPPLY CO.                     67.62     TERMS      supplies
  163545      9/24/99   PRINTEX                                       69.25     TERMS      supplies/freight
  163546      9/24/99   STMC                                      50,000.00      CIA       raw material
  163547      9/24/99   STERIGENICS INTERNATIONAL                  2,592.14     TERMS      sterilization
  163548      9/24/99   STERILE SYSTEMS, INC.                      2,935.00     TERMS      sterilization
  163549      9/24/99   TWIST, INC.                                5,000.00      CIA       raw material
  163550      9/24/99   UNITEK MIYACHI                               330.10     TERMS      supplies
  163551      9/24/99   KEN WILSON                                 8,448.02     TERMS      T/E
  163552      9/24/99   APPLE RUBBER PRODUCTS, INC.                7,222.75     TERMS      raw material
  163553      9/24/99   PTA CORPORATION                               82.70     TERMS      raw material/freight
  163554      9/24/99   P H PRODUCTS CORPORATION                     681.44     TERMS      supplies
  163555      9/27/99   CON-WAY CENTRAL EXPRESS                       80.61      COD       freight
  163556      9/27/99   AUTO-TEK COMPANY, INC.                     8,634.60      COD       raw material
  163557      9/27/99   BIG APPLE BAGELS                              44.43      COD       bagels
  163558      9/27/99   JB PRINTING CO.                            2,458.00      COD       supplies
  163559      9/27/99   UNITED PARCEL SERVICE                      5,689.86     TERMS      freight
  163560      9/27/99   CHEMICAL SOLVENTS                            950.00      CIA       supplies
  163561      9/27/99   VOID
  163562      9/27/99   CONSOLIDATED FREIGHTWAYS                      91.54      COD       freight
  163563      9/27/99   WINSTON HEAT TREATING                        665.94      COD       supplies
  163564      9/27/99   JK MACHINING                               6,000.00      CIA       tooling
  163565      9/28/99   SHIP-PAC                                     271.36      COD       supplies
  163566      9/28/99   OFFICE DIRECT                              1,063.80      COD       supplies
  163567      9/28/99   SPECIALTY COATING SYSTEMS                    156.70      COD       supplies
  163568      9/28/99   STAGGS VENDING                               495.44      COD       supplies
  163569      9/28/99   LIMTECH                                   11,850.00      CIA       raw material
  163570      9/29/99   MOLL INDUSTRIES (GEMINI)                   4,882.20      CIA       raw material
  163571      9/29/99   SWISSTRONICS, INC.                         3,075.60      COD       raw material
  163572      9/30/99   DONWELL COMPANY, INC.                      1,958.30      COD       supplies
  163573      9/30/99   GORDON & PHYLLIS MCALLASTER                4,500.00     TERMS      warehouse rent

                                   Sept. 1999

CHECK NUMBER  CHECK DATE   VENDOR NAME                             AMOUNT   PAYMENT TYPE   REASON
-----------------------------------------------------------------------------------------------------------
  163574      9/30/99   OKAY INDUSTRIES, INC.                      7,033.00      COD       supplies
  163575      9/30/99   ONE WAY PRODUCTS, INC.                     1,436.71      COD       supplies
  163576      9/30/99   MICHELLE STEVENS                             461.06     TERMS      T/E
                                                            ----------------
                                                               1,218,352.63
                                                            ================
     163232             Voided August Check                          (62.81)
                                                            ----------------
                                                               1,218,289.82
                                                            ================